SHAREHOLDER LETTER

Dear Shareholder:

This annual report for Franklin Value Investors Trust covers the fiscal year ended October 31, 2001. During the reporting period, the domestic economy weakened considerably and many economists began to recognize the onset of a global recession. Gross domestic product growth slowed substantially before contracting at an annualized rate of 1.1% in 2001's third quarter. First-time jobless claims rose to their highest level in nine years, while consumer confidence dropped to a five-year low. Near the end of the period, investors were further shaken by acts of terrorism and the U.S. coalition's retaliatory strikes in Afghanistan. In an effort to stimulate the economy, the Federal Reserve Board (the Fed) cut the federal funds target rate nine times for a total of 400 basis points (4.0%), bringing it to 2.5% at period-end, a rate not recorded since 1962.


U.S. stock markets experienced extreme volatility during the Trust's fiscal year. During the first half of the year, the technology meltdown was largely to blame for the tech-heavy Nasdaq Composite Index's downward spiral. The decline quickly broadened to other industry sectors, causing the Standard & Poor's 500 Composite Index (S&P 500(R)) and even the blue chip stocks of the Dow Jones Industrial Average (The Dow(R))


CONTENTS



Shareholder Letter . . . . . . . . .      1

Fund Reports

  Franklin Balance Sheet
  Investment Fund ................        4

  Franklin Large Cap
  Value Fund .....................       14

  Franklin MicroCap
  Value Fund .....................       24

  Franklin Value Fund ............       32

Financial Highlights &
Statements of Investments ........       40

Financial Statements .............       68

Notes to
Financial Statements .............       74

Independent
Auditors' Report .................       83

Tax Designation ..................       84

FUND CATEGORY
[PYRAMID GRAPHIC]
to follow the Nasdaq(R). As the weakened economy was strained further by the tragic events of September 11, most U.S. markets headed even lower. For the year ended October 31, 2001, the Nasdaq lost the most ground, falling 49.21% overall, while the S&P 500 and The Dow fell 24.90% and 15.87% during the same time.(1)

Value stocks were in favor during the first half of the reporting period, as many investors preferred "old economy" companies with solid earnings growth. During the second half, however, just about all equities lost favor as many investors fled to the perceived safety of U.S. Treasury bonds and money market instruments.

Strategic buyers increased their corporate takeover activity throughout the reporting period, benefiting many of the Trust's bargain holdings. During the year under review, there were 17 announcements of corporate mergers or acquisitions involving the Trust's four funds, almost all at a premium to prior-day prices.

Franklin Value Investors Trust is organized into four portfolios, each managed in the same spirit but with a different focus. While the funds have distinct investment objectives, our fundamental operating principles remain the same: prudent investment selection and constant professional oversight.

Although the fallout since September 11 may prolong the economic slowdown and financial market volatility, it hasn't changed


1. Source: Standard & Poor's Micropal. The Nasdaq Composite Index measures all Nasdaq National Market common stocks. The index is market value-weighted and includes over 4,000 companies. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value-weighted index (outstanding shares times price), with each stock's weight in the index proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Dow is a price-weighted index based on the average market price of 30 blue chip stocks.

our investment outlook or approach. We are confident in the U.S. economy's strength and resiliency over the long term and continue to adhere to our value investment philosophy. We believe our value funds provide shareholders with attractively priced portfolios of well-managed, financially sound companies that possess the potential for solid long-term earnings growth and stock price appreciation over the long term.


Historically, patient investors have achieved rewarding results by evaluating their goals and diversifying their assets. A long-term investment strategy offers investors an opportunity to take advantage of a regularly scheduled investment plan that participates regardless of market fluctuations, a plan that provides for buying during market downturns when prices are low and subsequently benefiting from market rallies. We suggest you contact your investment representative to discuss your goals and consider establishing a regular investment plan.

As always, we value your support, welcome your questions and look forward to serving your investment needs in the future.

Sincerely,


/s/ William J. Lippman
--------------------------------
William J. Lippman
President
Franklin Value Investors Trust

FRANKLIN BALANCE SHEET
INVESTMENT FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Balance Sheet Investment Fund seeks high total return, of which capital appreciation and income are components, by investing primarily in securities that we believe are undervalued in the marketplace.
--------------------------------------------------------------------------------

It is a pleasure to bring you this annual report for Franklin Balance Sheet Investment Fund, which covers the fiscal year ended October 31, 2001.

We are pleased to report the Fund's Class A shares delivered a +10.96% cumulative total return for the year ended October 31, 2001, as shown in the Performance Summary beginning on page 10. Almost all of that return was booked in the first six months, the second half being slightly worse than flat. Although the year's performance was not among our best in absolute returns, we were grateful to have avoided the substantial losses sustained by the broader indexes, and to have outperformed our benchmark, the Russell 2000 Value Index, which posted a total return of 8.75% during the same time.(1) Likewise, the Dow Jones Industrial Average, Standard & Poor's 500 Composite


1. Source: Standard & Poor's Micropal. The unmanaged Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index includes reinvested dividends. One can not invest directly in an index, nor is an index representative of the Fund's portfolio.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 44.

Index (S&P 500) and Nasdaq Composite Index, declined 15.87%, 24.90% and 49.21%, respectively, for the year ended October 31, 2001.(2) Our goal is to provide attractive absolute returns over time without commensurate risk. You should be aware that we refer to these indexes for comparison only, and do not consider their composition when making our investment decisions.

Franklin Balance Sheet Investment Fund is specifically focused on book value, which is essentially a company's net worth, or assets minus liabilities. Over time, we have had our best results buying well-established, financially sound companies at a discount to book value and holding them for several years while the book value increases. We anticipate that, over time, the market will recognize a given holding's intrinsic value and bid it up to a suitable premium over book value. Or, in some cases, a financial or strategic buyer is attracted to the bargain price and will bid for control at a premium. Takeovers have been an important contributor to the Fund's performance over the years.

A key element of our approach is seeing book value grow steadily over time, as this mitigates downside risk. Rapid earnings growth is a huge plus, but not essential to the strategy. We accept book value as a reflection of accumulating value. Ideally, we would purchase a stock at 80% of book value, see book

2. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is a price-weighted index based on the average market price of 30 blue chip stocks. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value-weighted index (outstanding shares times price), with each stock's weight in the index proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Nasdaq Composite Index measures all Nasdaq National Market common stocks. The index is market value-weighted and includes over 4,000 companies. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

PORTFOLIO BREAKDOWN Franklin
Balance Sheet Investment Fund
Based on Total Net Assets
10/31/01

Utilities
                             10.1%
Life & Health Insurance
                              9.9%
Retail Trade
                              8.0%
Producer Manufacturing
                              6.6%
Consumer Durables
                              5.9%
Transportation
                              5.4%
Process Industries
                              5.3%
Property-Casualty Insurance
                              5.0%
Consumer Non-Durables
                              3.8%
Electronic Technology
                              3.8%
Closed-End Mutual Funds
                              3.1%
Consumer Services
                              3.1%
Non-Energy Minerals
                              3.1%
Distribution Services
                              2.5%
Specialty Insurance
                              2.2%
Industrial Services
                              1.9%
Other
                              2.9%
Short-Term Investments &
Other Net Assets
                             17.4%



value increase by 20% over three or four years, and have the market price move to 1.5 times book value, which is still far below the average valuation in the current market. Our gain would be 125% in this hypothetical example.

There is no way to predict when the payoff will come, if ever. We will hold a stock as long as its book value keeps growing. Earlier in 2001, we described American National Insurance in our semiannual letter. Founded in 1905, the company has a 91-year history of paying dividends, with increases in each of the last 28. While we have owned it, book value has grown approximately 50%. In the last six months of this reporting period, we increased our holding in this very conservatively managed company at about the same discount to current book value as our initial purchase seven years ago. American National operates in a consolidating industry. If the controlling family decided to sell, we believe they would get at least twice book value.

Sierra Pacific Resources, a Nevada-based utility and our largest position on October 31, 2001, is new to the portfolio this year. At period-end it traded near our cost, roughly 15% below book value, with a dividend yield of 5.5%. In our analysis, this valuation is a legacy of a protracted era of ill will between former management and regulators, during which the state initiated a badly conceived plan for California-style deregulation. Fortunately for Sierra Pacific's customers and shareholders, the recent turbulence in California's electricity markets brought the parties to an understanding of their mutual interests and responsibilities, deregulation was halted in Nevada, and Sierra Pacific will go forward as a traditionally regulated utility serving a growing territory. Although we expect a better regulatory environment for Sierra Pacific, uncertainty remains as to the actual rate structure that will emerge in 2002, as well as how severely Las Vegas will suffer over time from the tragic events of September 11. Our investment is predicated on book value growing 5% a year, the current dividend being maintained, and the stock trading at 1.5 times book value in a few years.

There were nine takeovers among the Fund's portfolio holdings during the year, including two since our semiannual report. Takeovers, as noted earlier, sometimes occur when a stock is not performing well, and the bargain-priced assets attract a financial or strategic buyer. However, the best gains come when managements willingly solicit "top dollar" transactions for companies that are performing well. As noted in the semiannual report, our ownership in American General began when that company acquired Home Beneficial and U.S. LIFE, both of which we owned at discounts to their respective book values. American General in turn was acquired by American international Group for more than 2.5 times book value. More recently, Schuler Homes has agreed to merge with another of our holdings, D.R. Horton, at an indicated price of about 1.6 times book value. We began to buy Schuler nearly five years ago at around 75% of book value, and it has grown roughly 40% since then. Our indicated gain in the transaction is more than 200%.

TOP 10 EQUITY HOLDINGS
Franklin Balance Sheet
Investment Fund
10/31/01

COMPANY                   % OF TOTAL
INDUSTRY                   NET ASSETS

Sierra Pacific Resources        3.3%
Utilities

American National
Insurance Co.                   3.0%
Life & Health Insurance

Aztar Corp.                     2.7%
Consumer Services

Tommy Hilfiger Corp.            2.6%
Consumer Non-Durables

Overseas Shipholding
Group Inc.                      2.5%
Transportation

Niagara Mohawk
Holdings Inc.                   2.4%
Utilities

St. Paul Cos. Inc.              2.1%
Property-Casualty
Insurance

Corn Products
International Inc.              2.0%
Process Industries

Entergy Corp.                   2.0%
Utilities

Northeast Utilities             2.0%
Utilities

Continual value creation and a bargain balance sheet can be hard to find in the same package. More typically we have to choose between solid companies at fair prices and bargain-priced companies with operating problems. Experience teaches us that quality is the better choice. Therefore, when we cannot have exactly what we want, we will buy the outstanding operator in a given industry as long as it is trading in the bottom 20% of price-to-book ratios within our universe of possible investments. Over the past year, that cutoff has ranged between 1.3 and 1.7 times book value. During the year under review, we established positions in Nucor, Clayton Homes and Reliance Steel & Aluminum on that basis. Each is generally recognized as the best managed operator in its field, and all have remained profitable, at reduced levels, during their respective industry slumps -- Nucor in steel products, Clayton in manufactured housing and Reliance in steel distribution and processing -- while competitors have filed for bankruptcy.

Other significant additions to the portfolio during the Fund's fiscal year, with our average cost to book value on October 31, 2001, in parentheses, included:
Dillards (52%), USEC (56%), Vesta Insurance Group (73%), Lennox International (78%), Alaska Air (82%), Stolt-Nielsen (94%), USX-U.S. Steel (95%), Bunge (98%), Trinity Industries (102%), Big Lots (120%) and Hasbro (157%).

Portfolio sales were mainly due to takeovers, disappointments and exits from inconsequentially small positions that we could not realistically increase. Deals completed during the year included American General, Block Drugs, Casino Data Systems, Crown Central Petroleum, Farm Family Holdings, Meridian Insurance Group, PBOC Holdings, Professionals Group, United Dominion Industries and VICORP Restaurants. The Fund's turnover rate remained relatively low during fiscal year 2001 at 26.69%.

We look forward to the challenges and opportunities of the year ahead, during which you can be sure that we will continue to apply our balance sheet strategy with caution and patience.

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN BALANCE SHEET
INVESTMENT FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 1/2/01, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

*Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 10/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                 CHANGE  10/31/01 10/31/00
--------------------------------------------------
Net Asset Value (NAV)   +$2.39    $37.21   $34.82
DISTRIBUTIONS
(11/1/00-10/31/01)
Dividend Income         $0.7326
Long-Term Capital Gain  $0.6061
                        -------
Total                   $1.3387

CLASS B                 CHANGE  10/31/01  3/1/01
--------------------------------------------------
Net Asset Value (NAV)   -$0.22    $37.04  $37.26
DISTRIBUTIONS
(3/1/01-10/31/01)
Dividend Income         $0.5591

CLASS C                 CHANGE  10/31/01   3/1/01
--------------------------------------------------
Net Asset Value (NAV)   -$0.20    $37.06   $37.26
DISTRIBUTIONS
(3/1/01-10/31/01)
Dividend Income         $0.5508

ADVISOR CLASS           CHANGE  10/31/01   3/1/01
--------------------------------------------------
Net Asset Value (NAV)   -$0.05  $37.21     $37.26
DISTRIBUTIONS
(3/1/01-10/31/01)
Dividend Income         $0.6304


Franklin Balance Sheet Investment Fund - Class A paid distributions derived from long-term capital gains of 60.61 cents ($0.6061) per share in December 2000. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852(b)(3).

PERFORMANCE

    CLASS A                               1-YEAR       5-YEAR        10-YEAR
    -------------------------------------------------------------------------
    Cumulative Total Return(1)            +10.96%      +67.42%       +290.20%
    Average Annual Total Return(2)         +4.59%       +9.55%        +13.91%
    Value of $10,000 Investment(3)       $10,459      $15,778        $36,772
    Avg. Ann. Total Return (9/30/01)(4)    +3.63%       +9.15%        +13.72%


                                                         INCEPTION
    CLASS B                                               (3/1/01)
    ---------------------------------------------------------------
    Cumulative Total Return(1)                             +0.91%
    Aggregate Total Return(5)                              -3.07%
    Value of $10,000 Investment(3)                        $9,693
    Aggregate Total Return (9/30/01)(4),(5)                -5.76%


                                                         INCEPTION
    CLASS C                                              (3/1/01)
    --------------------------------------------------------------
    Cumulative Total Return(1)                            +0.94%
    Aggregate Total Return(5)                             -1.06%
    Value of $10,000 Investment(3)                       $9,894
    Aggregate Total Return (9/30/01)(4),(5)               -3.79%


    ADVISOR CLASS(6)                        1-YEAR       5-YEAR       10-YEAR
    ----------------------------------------------------------------------------
    Cumulative Total Return(1)              +11.10%      +67.62%      +290.67%
    Average Annual Total Return(2)          +11.10%      +10.88%       +14.60%
    Value of $10,000 Investment(3)         $11,110      $16,762       $39,067
    Avg. Ann. Total Return (9/30/01)(4)     +10.08%      +10.47%       +14.41%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. In accordance with SEC rules, we provide standardized total return information through the latest calendar quarter.

5. Aggregate total return represents the change in value of an investment since the Fund's inception, and includes the applicable maximum sales charge(s) for that class. Since Class B and Class C shares have existed for less than one year, average annual total returns are not provided.

6. Effective 3/1/01, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 3/1/01, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 2/28/01, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 3/1/01 (commencement of sales), the cumulative total return of Advisor Class shares was +1.56%.

--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN BALANCE SHEET
INVESTMENT FUND

AVERAGE ANNUAL TOTAL RETURN

CLASS A       10/31/01
----------------------
1-Year         +4.59%

5-Year         +9.55%

10-Year       +13.91%


AGGREGATE TOTAL RETURN

CLASS B                     10/31/01
------------------------------------
Since Inception (3/1/01)      -3.07%


TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested dividends. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


CLASS A(11/1/91-10/31/01)

[LINE GRAPH]

The following line graph compares the performance of Franklin Balance Sheet Investment Fund - Class A with that of the Russell 2000 Value Index(7) and the CPI(7) based on a $10,000 investment from 11/1/91 to 10/31/01.


    DATE       FRANKLIN       RUSSELL 2000       CPI
             BALANCE SHEET    VALUE INDEX
               INVESTMENT
             FUND - CLASS A
--------------------------------------------------------
 11/01/1991     $ 9,424         $10,000       $10,000
 11/30/1991     $ 9,363         $ 9,594       $10,029
 12/31/1991     $ 9,833         $10,216       $10,036
 01/31/1992     $10,110         $11,071       $10,051
 02/29/1992     $10,462         $11,599       $10,087
 03/31/1992     $10,511         $11,472       $10,139
 04/30/1992     $10,430         $11,313       $10,153
 05/31/1992     $10,548         $11,621       $10,167
 06/30/1992     $10,505         $11,244       $10,204
 07/31/1992     $11,160         $11,668       $10,225
 08/31/1992     $10,823         $11,441       $10,254
 09/30/1992     $10,685         $11,657       $10,282
 10/31/1992     $10,886         $11,928       $10,318
 11/30/1992     $11,368         $12,667       $10,333
 12/31/1992     $11,999         $13,192       $10,326
 01/31/1993     $12,267         $13,893       $10,376
 02/28/1993     $12,346         $13,948       $10,413
 03/31/1993     $12,758         $14,477       $10,449
 04/30/1993     $12,726         $14,130       $10,478
 05/31/1993     $13,087         $14,573       $10,493
 06/30/1993     $13,246         $14,712       $10,508
 07/31/1993     $13,662         $14,965       $10,508
 08/31/1993     $14,745         $15,550       $10,537
 09/30/1993     $14,765         $15,923       $10,559
 10/31/1993     $15,222         $16,288       $10,602
 11/30/1993     $14,951         $15,864       $10,610
 12/31/1993     $15,066         $16,331       $10,610
 01/31/1994     $15,494         $16,914       $10,639
 02/28/1994     $15,315         $16,865       $10,675
 03/31/1994     $14,810         $16,107       $10,711
 04/30/1994     $14,997         $16,267       $10,726
 05/31/1994     $15,163         $16,244       $10,734
 06/30/1994     $15,204         $15,820       $10,770
 07/31/1994     $15,564         $16,113       $10,799
 08/31/1994     $16,001         $16,748       $10,842
 09/30/1994     $15,986         $16,570       $10,872
 10/31/1994     $15,743         $16,267       $10,879
 11/30/1994     $15,223         $15,611       $10,893
 12/31/1994     $15,292         $16,081       $10,893
 01/31/1995     $15,751         $16,002       $10,937
 02/28/1995     $16,452         $16,595       $10,981
 03/31/1995     $16,799         $16,676       $11,017
 04/30/1995     $17,352         $17,171       $11,053
 05/31/1995     $17,713         $17,539       $11,075
 06/30/1995     $18,125         $18,138       $11,098
 07/31/1995     $18,559         $18,800       $11,098
 08/31/1995     $19,050         $19,359       $11,126
 09/30/1995     $19,262         $19,647       $11,149
 10/31/1995     $18,785         $18,863       $11,185
 11/30/1995     $19,434         $19,612       $11,178
 12/31/1995     $19,886         $20,220       $11,170
 01/31/1996     $19,983         $20,354       $11,236
 02/29/1996     $20,125         $20,673       $11,272
 03/31/1996     $20,624         $21,107       $11,330
 04/30/1996     $21,155         $21,684       $11,374
 05/31/1996     $21,566         $22,232       $11,396
 06/30/1996     $21,370         $21,970       $11,403
 07/31/1996     $20,861         $20,801       $11,425
 08/31/1996     $21,550         $21,704       $11,446
 09/30/1996     $21,738         $22,296       $11,483
 10/31/1996     $21,964         $22,555       $11,520
 11/30/1996     $22,838         $23,768       $11,541
 12/31/1996     $23,367         $24,541       $11,541
 01/31/1997     $24,228         $24,919       $11,578
 02/28/1997     $24,630         $25,156       $11,614
 03/31/1997     $24,161         $24,481       $11,643
 04/30/1997     $24,046         $24,841       $11,657
 05/31/1997     $25,518         $26,819       $11,650
 06/30/1997     $26,944         $28,176       $11,664
 07/31/1997     $28,025         $29,359       $11,678
 08/31/1997     $28,174         $29,826       $11,700
 09/30/1997     $30,035         $31,809       $11,730
 10/31/1997     $29,182         $30,944       $11,759
 11/30/1997     $29,024         $31,284       $11,752
 12/31/1997     $29,437         $32,345       $11,738
 01/31/1998     $29,384         $31,760       $11,760
 02/28/1998     $31,131         $33,681       $11,783
 03/31/1998     $32,312         $35,048       $11,805
 04/30/1998     $32,744         $35,220       $11,826
 05/31/1998     $32,321         $33,973       $11,847
 06/30/1998     $32,074         $33,783       $11,862
 07/31/1998     $30,352         $31,138       $11,876
 08/31/1998     $27,095         $26,262       $11,890
 09/30/1998     $27,724         $27,745       $11,904
 10/31/1998     $28,265         $28,570       $11,933
 11/30/1998     $28,682         $29,344       $11,933
 12/31/1998     $29,257         $30,265       $11,926
 01/31/1999     $28,924         $29,578       $11,954
 02/28/1999     $27,313         $27,558       $11,969
 03/31/1999     $26,376         $27,332       $12,005
 04/30/1999     $28,101         $29,827       $12,092
 05/31/1999     $29,187         $30,743       $12,092
 06/30/1999     $31,015         $31,856       $12,092
 07/31/1999     $30,605         $31,101       $12,129
 08/31/1999     $29,163         $29,963       $12,158
 09/30/1999     $28,270         $29,363       $12,216
 10/31/1999     $27,972         $28,776       $12,238
 11/30/1999     $28,513         $28,926       $12,245
 12/31/1999     $28,808         $29,814       $12,245
 01/31/2000     $27,920         $29,036       $12,282
 02/29/2000     $28,600         $30,810       $12,355
 03/31/2000     $29,046         $30,955       $12,456
 04/30/2000     $29,378         $31,137       $12,463
 05/31/2000     $29,008         $30,661       $12,478
 06/30/2000     $29,862         $31,556       $12,543
 07/31/2000     $30,641         $32,607       $12,572
 08/31/2000     $31,998         $34,064       $12,572
 09/30/2000     $32,492         $33,870       $12,637
 10/31/2000     $33,139         $33,748       $12,659
 11/30/2000     $32,740         $33,060       $12,667
 12/31/2000     $34,705         $36,611       $12,659
 01/31/2001     $36,077         $37,621       $12,739
 02/28/2001     $36,271         $37,568       $12,790
 03/31/2001     $35,385         $36,967       $12,819
 04/30/2001     $37,139         $38,679       $12,870
 05/31/2001     $39,205         $39,673       $12,928
 06/30/2001     $39,848         $41,268       $12,950
 07/31/2001     $39,672         $40,343       $12,914
 08/31/2001     $40,034         $40,202       $12,914
 09/30/2001     $35,725         $35,764       $12,972
 10/31/2001     $36,772         $36,697       $12,928


CLASS B(3/1/01-10/31/01)

[LINE GRAPH]

The following line graph compares the performance of Franklin Balance Sheet Investment Fund - Class B with that of the Russell 2000 Value Index(7) and the CPI(7) based on a $10,000 investment from 3/1/01 to 10/31/01.


    DATE        FRANKLIN      RUSSELL 2000       CPI
             BALANCE SHEET    VALUE INDEX
               INVESTMENT
             FUND - CLASS B
--------------------------------------------------------
 03/01/2001     $10,000         $10,000       $10,000
 03/31/2001     $ 9,755         $ 9,840       $10,023
 04/30/2001     $10,231         $10,296       $10,063
 05/31/2001     $10,793         $10,560       $10,108
 06/30/2001     $10,963         $10,985       $10,126
 07/31/2001     $10,904         $10,739       $10,097
 08/31/2001     $10,998         $10,701       $10,097
 09/30/2001     $ 9,809         $ 9,520       $10,143
 10/31/2001     $ 9,693         $ 9,768       $10,108

         CTR     -3.07%         -2.32%         1.08%

CLASS C (3/1/01-10/31/01)

[LINE GRAPH]

The following line graph compares the performance of Franklin Balance Sheet Investment Fund - Class C with that of the Russell 2000 Value Index(7) and the CPI(7) based on a $10,000 investment from 3/1/01 to 10/31/01.


    DATE        FRANKLIN      RUSSELL 2000       CPI
             BALANCE SHEET    VALUE INDEX
               INVESTMENT
             FUND - CLASS C
--------------------------------------------------------
 03/01/2001     $10,000         $10,000       $10,000
 03/31/2001     $ 9,758         $ 9,840       $10,023
 04/30/2001     $10,231         $10,296       $10,063
 05/31/2001     $10,791         $10,560       $10,108
 06/30/2001     $10,967         $10,985       $10,126
 07/31/2001     $10,913         $10,739       $10,097
 08/31/2001     $11,005         $10,701       $10,097
 09/30/2001     $ 9,817         $ 9,520       $10,143
 10/31/2001     $ 9,894         $ 9,768       $10,108

                 -1.06%         -2.32%         1.08%



ADVISOR CLASS(11/1/91-10/31/01)(8)

[LINE GRAPH]

The following line graph compares the performance of Franklin Balance Sheet Investment Fund - Advisor Class with that of the Russell 2000 Value Index(7) and the CPI(7) based on a $10,000 investment from 11/1/91 to 10/31/01.



   DATE       FRANKLIN     RUSSELL 2000     CPI
               BALANCE     VALUE INDEX
                SHEET
             INVESTMENT
               FUND -
            ADVISOR CLASS
--------------------------------------------------
11/01/1991     $10,000       $10,000     $10,000
11/30/1991     $ 9,936       $ 9,594     $10,029
12/31/1991     $10,434       $10,216     $10,036
01/31/1992     $10,728       $11,071     $10,051
02/29/1992     $11,101       $11,599     $10,087
03/31/1992     $11,154       $11,472     $10,139
04/30/1992     $11,068       $11,313     $10,153
05/31/1992     $11,193       $11,621     $10,167
06/30/1992     $11,147       $11,244     $10,204
07/31/1992     $11,842       $11,668     $10,225
08/31/1992     $11,484       $11,441     $10,254
09/30/1992     $11,338       $11,657     $10,282
10/31/1992     $11,551       $11,928     $10,318
11/30/1992     $12,063       $12,667     $10,333
12/31/1992     $12,732       $13,192     $10,326
01/31/1993     $13,017       $13,893     $10,376
02/28/1993     $13,100       $13,948     $10,413
03/31/1993     $13,538       $14,477     $10,449
04/30/1993     $13,503       $14,130     $10,478
05/31/1993     $13,887       $14,573     $10,493
06/30/1993     $14,056       $14,712     $10,508
07/31/1993     $14,497       $14,965     $10,508
08/31/1993     $15,646       $15,550     $10,537
09/30/1993     $15,668       $15,923     $10,559
10/31/1993     $16,153       $16,288     $10,602
11/30/1993     $15,865       $15,864     $10,610
12/31/1993     $15,987       $16,331     $10,610
01/31/1994     $16,441       $16,914     $10,639
02/28/1994     $16,251       $16,865     $10,675
03/31/1994     $15,716       $16,107     $10,711
04/30/1994     $15,914       $16,267     $10,726
05/31/1994     $16,090       $16,244     $10,734
06/30/1994     $16,133       $15,820     $10,770
07/31/1994     $16,516       $16,113     $10,799
08/31/1994     $16,979       $16,748     $10,842
09/30/1994     $16,963       $16,570     $10,872
10/31/1994     $16,706       $16,267     $10,879
11/30/1994     $16,153       $15,611     $10,893
12/31/1994     $16,227       $16,081     $10,893
01/31/1995     $16,714       $16,002     $10,937
02/28/1995     $17,457       $16,595     $10,981
03/31/1995     $17,826       $16,676     $11,017
04/30/1995     $18,412       $17,171     $11,053
05/31/1995     $18,796       $17,539     $11,075
06/30/1995     $19,233       $18,138     $11,098
07/31/1995     $19,693       $18,800     $11,098
08/31/1995     $20,214       $19,359     $11,126
09/30/1995     $20,440       $19,647     $11,149
10/31/1995     $19,933       $18,863     $11,185
11/30/1995     $20,622       $19,612     $11,178
12/31/1995     $21,102       $20,220     $11,170
01/31/1996     $21,205       $20,354     $11,236
02/29/1996     $21,355       $20,673     $11,272
03/31/1996     $21,885       $21,107     $11,330
04/30/1996     $22,448       $21,684     $11,374
05/31/1996     $22,884       $22,232     $11,396
06/30/1996     $22,677       $21,970     $11,403
07/31/1996     $22,136       $20,801     $11,425
08/31/1996     $22,868       $21,704     $11,446
09/30/1996     $23,067       $22,296     $11,483
10/31/1996     $23,307       $22,555     $11,520
11/30/1996     $24,234       $23,768     $11,541
12/31/1996     $24,796       $24,541     $11,541
01/31/1997     $25,709       $24,919     $11,578
02/28/1997     $26,136       $25,156     $11,614
03/31/1997     $25,638       $24,481     $11,643
04/30/1997     $25,516       $24,841     $11,657
05/31/1997     $27,078       $26,819     $11,650
06/30/1997     $28,591       $28,176     $11,664
07/31/1997     $29,739       $29,359     $11,678
08/31/1997     $29,896       $29,826     $11,700
09/30/1997     $31,871       $31,809     $11,730
10/31/1997     $30,966       $30,944     $11,759
11/30/1997     $30,799       $31,284     $11,752
12/31/1997     $31,236       $32,345     $11,738
01/31/1998     $31,180       $31,760     $11,760
02/28/1998     $33,034       $33,681     $11,783
03/31/1998     $34,288       $35,048     $11,805
04/30/1998     $34,746       $35,220     $11,826
05/31/1998     $34,297       $33,973     $11,847
06/30/1998     $34,035       $33,783     $11,862
07/31/1998     $32,208       $31,138     $11,876
08/31/1998     $28,751       $26,262     $11,890
09/30/1998     $29,419       $27,745     $11,904
10/31/1998     $29,993       $28,570     $11,933
11/30/1998     $30,435       $29,344     $11,933
12/31/1998     $31,046       $30,265     $11,926
01/31/1999     $30,692       $29,578     $11,954
02/28/1999     $28,983       $27,558     $11,969
03/31/1999     $27,988       $27,332     $12,005
04/30/1999     $29,819       $29,827     $12,092
05/31/1999     $30,971       $30,743     $12,092
06/30/1999     $32,911       $31,856     $12,092
07/31/1999     $32,476       $31,101     $12,129
08/31/1999     $30,946       $29,963     $12,158
09/30/1999     $29,999       $29,363     $12,216
10/31/1999     $29,682       $28,776     $12,238
11/30/1999     $30,256       $28,926     $12,245
12/31/1999     $30,569       $29,814     $12,245
01/31/2000     $29,626       $29,036     $12,282
02/29/2000     $30,349       $30,810     $12,355
03/31/2000     $30,822       $30,955     $12,456
04/30/2000     $31,174       $31,137     $12,463
05/31/2000     $30,782       $30,661     $12,478
06/30/2000     $31,688       $31,556     $12,543
07/31/2000     $32,514       $32,607     $12,572
08/31/2000     $33,954       $34,064     $12,572
09/30/2000     $34,478       $33,870     $12,637
10/31/2000     $35,165       $33,748     $12,659
11/30/2000     $34,741       $33,060     $12,667
12/31/2000     $36,826       $36,611     $12,659
01/31/2001     $38,282       $37,621     $12,739
02/28/2001     $38,489       $37,568     $12,790
03/31/2001     $37,558       $36,967     $12,819
04/30/2001     $39,420       $38,679     $12,870
05/31/2001     $41,624       $39,673     $12,928
06/30/2001     $42,311       $41,268     $12,950
07/31/2001     $42,133       $40,343     $12,914
08/31/2001     $42,529       $40,202     $12,914
09/30/2001     $37,957       $35,764     $12,972
10/31/2001     $39,067       $36,697     $12,928

               290.67%       266.97%     29.28%



AGGREGATE TOTAL RETURN

CLASS C                     10/31/01
-------------------------------------
Since Inception (3/1/01)      -1.06%


AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(8)    10/31/01
-----------------------------
1-Year                +11.10%

5-Year                +10.88%

10-Year               +14.60%


7. Source: Standard & Poor's Micropal. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

8. Effective 3/1/01, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 3/1/01, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 2/28/01, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.


Past performance does not guarantee future results.

FRANKLIN  LARGE  CAP  VALUE  FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Large Cap Value Fund seeks long-term capital appreciation by investing at least 80% of total net assets in securities of large-capitalization companies that are similar in size to those in the Russell 1000 Index at the time of purchase, and which we believe are undervalued in the marketplace.(1)
--------------------------------------------------------------------------------


This annual report for Franklin Large Cap Value Fund covers the period ended October 31, 2001, the first full fiscal year since the Fund commenced operations on June 1, 2000.

The year under review was unquestionably a difficult one for many investors, with most major stock indexes declining significantly. While economic pundits debated whether we were in a recession, one fact was irrefutable: corporate profitability declined. This was the driving force behind the stock market's weak performance. Despite the Federal Reserve Board's (the Fed's) attempts to bolster the economy through a series of short-term interest rate cuts, the Fed's aggressive monetary easing was still unable to lift profits or the stock market.

1. Source: Standard & Poor's Micropal. The Russell 1000 Value Index is a total return index that comprises stocks from the Russell 1000 Index with a less-than-average growth orientation. It represents the universe of stocks from which value managers typically select. The index has been reconstituted annually since 1989. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 52.

Given the difficult stock market environment, we are pleased to report that Franklin Large Cap Value Fund - Class A produced a cumulative total return of +5.63% for the 12 months ended October 31, 2001, as shown in the Performance Summary beginning on page 20. By comparison, the Fund's benchmark, the Russell 1000 Value Index, fell 11.86% during the same time.(1)

Although it was a challenging year for large-capitalization value stocks, as measured by the Russell 1000 Value Index, they actually performed much better than most other major indexes. In contrast, the broad Standard & Poor's 500 Composite Index (S&P 500) declined 24.90% and the technology-oriented Nasdaq Composite Index (Nasdaq) lost 49.21% of its value.(2) Some of the Nasdaq's leading companies, which investors thought were immune to the vagaries of the economy in early 2000, saw their earnings plummet and, in numerous cases, reported losses. When the Nasdaq bubble burst, investors generally sought the perceived refuge of more traditional industries, a shift that helped support large-cap value stocks.

Our approach to investing, in which we seek companies we believe are undervalued in comparison to discounted future cash flow or asset value, was especially successful in the current market environment. Although we had some disappointments,



PORTFOLIO BREAKDOWN
Franklin Large Cap Value Fund
Based on Total Net Assets
10/31/01

Energy Minerals
                                     10.0%
Consumer Services
                                      8.3%
Retail Trade
                                      7.0%
Communications
                                      6.0%
Finance & Rental & Leasing
                                      5.6%
Property-Casualty Insurance
                                      4.0%
Consumer Non-Durables
                                      3.9%
Utilities
                                      3.7%
Investment Banks & Brokers
                                      3.1%
Financial Conglomerates
                                      2.9%
Transportation
                                      2.7%
Consumer Durables
                                      2.6%
Process Industries
                                      2.6%
Major Banks
                                      2.4%
Real Estate Investment Trusts
                                      2.4%
Life & Health Insurance
                                      2.3%
Multi-Line Insurance
                                      2.1%
Other
                                     14.0%
Short-Term Investments
& Other Net Assets                   14.4%


2. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value-weighted index (outstanding shares times price), with each stock's weight in the index proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Nasdaq Composite Index measures all Nasdaq National Market common stocks. The index is market value-weighted and includes over 4,000 companies. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

TOP 10 EQUITY HOLDINGS
Franklin Large Cap Value Fund
10/31/01

COMPANY                       % OF TOTAL
INDUSTRY                       NET ASSETS
-----------------------------------------
Anadarko Petroleum Corp.         3.1%
Energy Minerals

Federated
Department Stores Inc.           3.1%
Retail Trade

Lehman Brothers
Holdings Inc.                    3.1%
Investment Banks
& Brokers

Cendant Corp.                    2.9%
Consumer Services

Citigroup Inc.                   2.9%
Financial Conglomerates

Clear Channel
Communications Inc.              2.7%
Consumer Services

Sara Lee Corp.                   2.7%
Consumer Non-Durables

Burlington Northern
Santa Fe Corp.                   2.7%
Transportation

International Paper Co.          2.6%
Process Industries

McDonald's Corp.                 2.6%
Consumer Services




we generally managed to avoid stocks whose prices dropped significantly from our average cost. This became an important ingredient in the Fund's strong relative performance during the period under review. Benjamin Graham, a pioneer in value investing, noted the importance of selecting stocks that have a "margin of safety." Likewise, we continued to seek investments that provide a margin of safety, so that in the event that some of our selections did not work out, we could nonetheless experience reduced exposure to significant losses.

Some of our strongest performers of the year were financial stocks. Such companies included Federal Home Loan Mortgage Corporation (Freddie Mac or FHLMC), a government sponsored mortgage agency, and life insurer American General, which was acquired by insurance giant American International Group in late August. Another financial company that performed well was Bank of America. Although Bank of America endured some credit issues, we believe its stock was attractively priced at the start of the Fund's fiscal year, and that new management has been doing an excellent job of reducing the company's exposure to bad loans. At period-end, financial services stocks represented over 26.0% of the Fund's total net assets. This significant exposure to a single sector may cause the Fund to experience greater volatility than a fund with a more broadly diversified portfolio.(3)

3. There are specific risks to investing in the finance sector, including banks and insurance and investment companies, which are sensitive to changes in interest rates, subject to extensive government regulation, and recently have undergone rapid change related to consolidations and changes to its regulatory framework.

Other Fund holdings that performed well included non-cyclical companies -- those whose earnings are less sensitive to economic conditions. These included TXU, a Texas-based utility with operations worldwide; Becton Dickinson, a manufacturer of medical supplies and devices; and consumer products company Sara Lee, a new Fund addition this year. We also had success with some of our investments in cyclical, or more economically sensitive, companies. These included off-price retailer TJX, whose sales were relatively strong considering the difficult retail environment, a tribute to the superior value the company offers to consumers. In addition, while forest product companies International Paper and Weyerhaeuser were not big winners for us in the past year, their stocks held up very well in a tough period for basic industry companies. Once current economic woes subside, we believe these companies could reap significant rewards from their recent efforts to enhance operating efficiency.

We also had some stocks that declined significantly during the year under review. For contract driller Transocean Sedco Forex, falling oil and natural gas prices raised concerns regarding the recovery in demand for its services. Ford Motor Company also disappointed as the weak economic environment forced auto companies to offer costly purchase and financing incentives to consumers, leading to substantially reduced profits.

Our focus on attractive valuations has helped us avoid the drastic sell-off in technology stocks since the Fund commenced operations. However, when valuations of two computer hardware companies, Compaq and Dell, dropped sharply late in the summer, we bought shares of both. Our results were mixed. Compaq declined after agreeing to be acquired by Hewlett-Packard on very favorable terms. Compaq's acceptance of such a deal seems to indicate the extent of the company's fundamental weakness. On the other hand, our investment in Dell, which is probably the most successful organization in its field, has done quite well. As the industry becomes increasingly commoditized, we believe Dell, the low-cost provider, is likely to become a natural beneficiary.

Looking forward, we are optimistic for the long term, despite considerable uncertainty in the current economy and financial markets. Although our stock selection discipline may not always deliver the strong results we saw in the first half of this fiscal year, we believe it will serve our shareholders well in the years to come.

Thank you for your confidence in us over the past year. We pledge our best efforts to continue to seek bargain companies we believe are trading below their intrinsic value to help us provide rewarding results for our shareholders.

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN LARGE CAP
VALUE FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 5.75% initial sales charge.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.*

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

*The Fund's manager has agreed in advance to waive a portion of its management fees and to make certain payments to reduce expenses. If the manager had not taken this action, the Fund's total returns would have been lower. The fee waiver may be discontinued at any time, upon notice to the Fund's Board of Trustees.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 10/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                 CHANGE  10/31/01  10/31/00
--------------------------------------------------
Net Asset Value (NAV)   +$0.54    $11.66   $11.12
DISTRIBUTIONS
(11/1/00-10/31/01)
Dividend Income         $0.0817

CLASS B                 CHANGE  10/31/01  10/31/00
--------------------------------------------------
Net Asset Value (NAV)  +$0.47    $11.58   $11.11
DISTRIBUTIONS
(11/1/00-10/31/01)
Dividend Income        $0.0680

CLASS C                 CHANGE  10/31/01  10/31/00
--------------------------------------------------
Net Asset Value (NAV)   +$0.46    $11.57   $11.11
DISTRIBUTIONS
(11/1/00-10/31/01)
Dividend Income         $0.0698

PERFORMANCE

                                                INCEPTION
CLASS A                              1-YEAR      (6/1/00)
----------------------------------------------------------
Cumulative Total Return(1)            +5.63%      +17.47%
Average Annual Total Return(2)        -0.45%       +7.45%
Value of $10,000 Investment(3)       $9,955      $11,071
Avg. Ann. Total Return (9/30/01)(4)   +5.25%       +8.01%



                                                INCEPTION
CLASS B                                 1-YEAR   (6/1/00)
----------------------------------------------------------
Cumulative Total Return(1)              +4.87%    +16.52%
Average Annual Total Return(2)          +0.87%     +8.68%
Value of $10,000 Investment(3)        $10,087    $11,252
Avg. Ann. Total Return (9/30/01)(4)     +6.85%     +9.33%



                                                INCEPTION
CLASS                                  1-YEAR   (6/1/00)
----------------------------------------------------------
Cumulative Total Return(1)              +4.80%    +16.43%
Average Annual Total Return(2)          +2.78%     +9.89%
Value of $10,000 Investment(3)        $10,278    $11,429
Avg. Ann. Total Return (9/30/01)(4)     +8.73%    +10.70%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge(s) for that class.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the applicable, maximum sales charge(s) for that class.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short- term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

FRANKLIN LARGE CAP
VALUE FUND

AVERAGE ANNUAL TOTAL RETURN

CLASS A            10/31/01
---------------------------
1-Year              -0.45%

Since Inception
   (6/1/00)         +7.45%

AVERAGE ANNUAL TOTAL RETURN

CLASS B            10/31/01
---------------------------
1-Year              +0.87%

Since Inception
   (6/1/00)         +8.68%

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested dividends. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

CLASS A (6/1/00-10/31/01)

[LINE GRAPH]

The following line graph compares the performance of Franklin Large Cap Value Fund - Class A with that of the Russell 1000 Value Index(5) and the CPI(5) based on a $10,000 investment from 6/1/00 to 10/31/01.

    DATE        FRANKLIN      RUSSELL 1000      CPI
               LARGE CAP      VALUE INDEX
              VALUE FUND -
                CLASS A
-------------------------------------------------------
 06/01/2000     $ 9,425         $10,000      $10,000
 06/30/2000     $ 9,001         $ 9,543      $10,052
 07/31/2000     $ 9,067         $ 9,662      $10,075
 08/31/2000     $ 9,623         $10,200      $10,075
 09/30/2000     $ 9,925         $10,293      $10,128
 10/31/2000     $10,481         $10,547      $10,145
 11/30/2000     $10,189         $10,155      $10,151
 12/31/2000     $11,147         $10,664      $10,145
 01/31/2001     $11,393         $10,705      $10,209
 02/28/2001     $11,355         $10,407      $10,249
 03/31/2001     $11,355         $10,040      $10,273
 04/30/2001     $11,878         $10,532      $10,314
 05/31/2001     $12,343         $10,769      $10,361
 06/30/2001     $12,030         $10,529      $10,378
 07/31/2001     $12,077         $10,507      $10,349
 08/31/2001     $11,783         $10,086      $10,349
 09/30/2001     $11,080         $ 9,376      $10,396
 10/31/2001     $11,071         $ 9,295      $10,360

                 10.71%         -7.05%        3.60%



CLASS B (6/1/00-10/31/01)

[LINE GRAPH]

The following line graph compares the performance of Franklin Large Cap Value Fund - Class B with that of the Russell 1000 Value Index(5) and the CPI(5) based on a $10,000 investment from 6/1/00 to 10/31/01.)


    DATE        FRANKLIN     RUSSELL 1000      CPI
               LARGE CAP      VALUE INDEX
              VALUE FUND -
                CLASS B
-------------------------------------------------------
 06/01/2000     $10,000         $10,000      $10,000
 06/30/2000     $ 9,550         $ 9,543      $10,052
 07/31/2000     $ 9,610         $ 9,662      $10,075
 08/31/2000     $10,200         $10,200      $10,075
 09/30/2000     $10,520         $10,293      $10,128
 10/31/2000     $11,110         $10,547      $10,145
 11/30/2000     $10,790         $10,155      $10,151
 12/31/2000     $11,803         $10,664      $10,145
 01/31/2001     $12,064         $10,705      $10,209
 02/28/2001     $12,004         $10,407      $10,249
 03/31/2001     $11,994         $10,040      $10,273
 04/30/2001     $12,547         $10,532      $10,314
 05/31/2001     $13,020         $10,769      $10,361
 06/30/2001     $12,688         $10,529      $10,378
 07/31/2001     $12,738         $10,507      $10,349
 08/31/2001     $12,416         $10,086      $10,349
 09/30/2001     $11,662         $ 9,376      $10,396
 10/31/2001     $11,252         $ 9,295      $10,360

                 12.52%         -7.05%        3.60%

CLASS C (6/1/00-10/31/01)

[LINE GRAPH]

The following line graph compares the performance of Franklin Large Cap Value Fund - Class C with that of the Russell 1000 Value Index(5) and the CPI(5) based on a $10,000 investment from 6/1/00 to 10/31/01.

    DATE        FRANKLIN      RUSSELL 1000      CPI
               LARGE CAP      VALUE INDEX
              VALUE FUND -
                CLASS C
-------------------------------------------------------
 06/01/2000     $ 9,901         $10,000      $10,000
 06/30/2000     $ 9,455         $ 9,543      $10,052
 07/31/2000     $ 9,515         $ 9,662      $10,075
 08/31/2000     $10,099         $10,200      $10,075
 09/30/2000     $10,416         $10,293      $10,128
 10/31/2000     $11,000         $10,547      $10,145
 11/30/2000     $10,693         $10,155      $10,151
 12/31/2000     $11,698         $10,664      $10,145
 01/31/2001     $11,947         $10,705      $10,209
 02/28/2001     $11,887         $10,407      $10,249
 03/31/2001     $11,877         $10,040      $10,273
 04/30/2001     $12,425         $10,532      $10,314
 05/31/2001     $12,893         $10,769      $10,361
 06/30/2001     $12,564         $10,529      $10,378
 07/31/2001     $12,614         $10,507      $10,349
 08/31/2001     $12,295         $10,086      $10,349
 09/30/2001     $11,548         $ 9,376      $10,396
 10/31/2001     $11,429         $ 9,295      $10,360

                 14.29%         -7.05%        3.60%


AVERAGE ANNUAL TOTAL RETURN

CLASS C                   10/31/01
----------------------------------
1-Year                      +2.78%

Since Inception (6/1/00)    +9.89%

5. Source: Standard & Poor's Micropal. The Russell 1000 Value Index is a total return index that comprises stocks from the Russell 1000 Index with a less than average growth orientation. It represents the universe of stocks from which value managers typically select. The index has been reconstituted annually since 1989.


Past performance does not guarantee future results.

FRANKLIN MICROCAP VALUE FUND


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin MicroCap Value Fund seeks high total return by investing primarily in securities of companies with market capitalizations under $300 million at the time of purchase, and which we believe are undervalued in the marketplace.
--------------------------------------------------------------------------------


It is a pleasure to bring you this annual report for Franklin MicroCap Value Fund, covering the fiscal year ended October 31, 2001. The Fund's Class A shares delivered a +35.80% cumulative total return for the year under review, as shown in the Performance Summary beginning on page 30. We believe this outstanding result more than satisfied our goal of attractive returns with less-than-commensurate risk. It is remarkable and gratifying that we could post such results when the broad market indexes were all deeply into negative territory for the same period. A big part of our success was simply being in small capitalization value stocks, as evidenced by the 8.75% return of the Fund's benchmark Russell 2000 Value Index.(1) By contrast, the broader Russell 2000 Index, from which the benchmark is derived, fell 12.70%.(2) Furthermore, the financial press recog-



1. Source: Standard & Poor's Micropal. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

2. Source: Standard & Poor's Micropal. The Russell 2000 Index represents the 2,000 smallest stocks in the Russell 3000 Index that represent approximately 7% of U.S. equity market capitalization. The index has been reconstituted annually since 1989.

     The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

     The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 56.

nized Franklin MicroCap Value Fund's superior performance numerous times this year. As happy as that makes us, we must note that we do not consider the composition of the benchmark or other indexes when managing our investments, and thus are likely to diverge from them in any period.

For many investors, the term "micro cap" conjures up images of start-ups or early stage companies. In fact, we follow the same conservative guidelines as Franklin Balance Sheet Investment Fund. We look for well-established companies -- at period-end we owned a few that are more than 100 years old -- and we want them to be run on a solid financial footing by managements who keep shareholders' interests in mind. We like micro-cap companies because we believe they exist below Wall Street's radar, where we may be able to exploit the market's inefficiencies to our shareholders' benefit. We aim to buy stocks at a very low price-to-book value, often at discounts to a company's tangible assets, and frequently at very low price-to-earnings ratios.

Our approach is entirely company specific and based on bottom-up, fundamental analysis. We don't try to guess big picture trends, or take any particular care with sector or industry weightings. What does matter is our ability to see each company's value grow over time. We assume when we buy a given stock that we may still own it in three, four or five years. The


                                  [BAR GRAPH]

PORTFOLIO BREAKDOWN
Franklin MicroCap Value Fund
Based on Total Net Assets 10/31/01
Consumer Non-Durables                            11.0%

Retail Trade                                     10.6%

Property-Casualty Insurance                       7.6%

Transportation                                    6.5%

Producer Manufacturing                            6.1%

Process Industries                                5.4%

Non-Energy Minerals                               4.0%

Savings Banks                                     4.0%

Industrial Services                               3.5%

Commercial Services                               3.0%

Consumer Durables                                 2.9%

Utilities                                         2.8%

Electronic Technology                             2.5%

Energy Minerals                                   1.8%

Real Estate Development                           1.5%

Other                                             4.3%

Short-Term Investments & Other Net Assets        22.5%

TOP 10 HOLDINGS
Franklin MicroCap Value Fund 10/31/01

COMPANY                                                               % OF TOTAL
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
Vesta Insurance Group Inc.                                                  3.3%
Property-Casualty Insurance

Tractor Supply Co.                                                          2.8%
Retail Trade

Standard Commercial Corp.                                                   2.5%
Consumer Non-Durables

GA Financial Inc.                                                           2.5%
Savings Banks

Haggar Corp.                                                                2.4%
Consumer Non-Durables

Commonwealth Industries Inc.                                                2.3%
Non-Energy Minerals

Merchants Group Inc.                                                        2.1%
Property-Casualty Insurance

Stelmar Shipping Ltd. (Greece)                                              1.9%
Transportation

Maynard Oil Co.                                                             1.8%
Energy Minerals

American Pacific Corp.                                                      1.8%
Process Industries


Fund's turnover tends to be relatively low, and was 23.62% during this 12-month reporting period. We avoid companies with too much debt, as we want to be sure the company has the financial strength to work through any immediate problems or those that may come in the future. The reality is that when a small company begins having difficulties, its resources can be exhausted quickly, and the stock's liquidity can disappear rapidly and permanently.

The build-up of value over time, as reflected in book value growth, is central to our investment approach. Hypothetically, we buy at 80% of book value, which grows 20% over four years, and by then the stock trades at 1.5 times book value, still far below the broader market's average price-to-book value. In this illustration, our gain would be 125% over four years. Quaker City Bancorp offers a real example. We accumulated shares through the first six months of 1996 at around 82% of book value. Over the next five years Quaker City's book value increased by 87%, and we sold our holding at approximately 1.38 times book value. Our gain was 215% over five years. Our average cost in Quaker City was less than three times trailing 12-month earnings at the time of sale.

One way we believe our approach is different from that of other value-style managers is that we do not try to identify a catalyst that will make a stock perform. In our experience, our best gains often have come at unexpected times and for unpredictable reasons. And realistically, whatever catalyst we see is seen by others, and is probably priced into the stock already. Instead, we let the valuation be the catalyst. We are more concerned with identifying factors that might keep value suppressed. Examples would be a management incentive structure that is counterproductive, or a controlled block of stock that might resist a takeover. Once satisfied on these points, we will buy carefully and let nature take its course.

We expect to make money in one of three ways. First, the market may come around to our view of a company's value, and the stock appreciates. Second, the stock remains inexpensive, inviting a strategic or financial buyer to come calling with a takeover offer. Takeovers have been a frequent source of gains for the Fund, and it was a peculiarity of this stellar year that we had only four takeovers among our holdings, compared with 11 in our 2000 fiscal year. Third, the stock remains inexpensive, but the book value increases each year, and the market price gradually moves with it. We are content to hold such positions indefinitely. Sometimes we get the best of all worlds -- several years of value creation culminating in a takeover, as was the case with McNaughton Apparel Group, detailed in our April 2001 semiannual report.

We believe there are other Quaker City Bancorps and McNaughtons in the micro cap bargain bin, and we look for them every day. The following are some of the positions we established during the period under review: Airnet Systems, Central Steel & Wire, Chromcraft Revington, CIRCOR, Community Trust Bancorp, Cornell Companies, Edelbrock, First

National of Nebraska, Gehl, Layne Christensen, Mesa Air Group, National R.V. Holdings, Navigators Group, OMI, Steel Technologies, Stelmar Shipping, Suburban Lodges of America, Tractor Supply, Vesta Insurance Group and West Marine.

On the sell side, we lightened up on some profitable positions and took losses in a few others. Although the announced takeovers were fewer than in the prior year, several of last year's deals settled in fiscal year 2001, so once again takeovers were a significant source of cash. Among the departed holdings we will remember fondly are Bangor Hydro-Electric, Casino Data Systems, Engle Homes, GZA Geoenvironmental Technologies, Home-Stake Oil & Gas, Kenan Transport, M/I Schottenstein Homes and Washington Homes.

In July 2001 we announced that Franklin MicroCap Value Fund will close to all new investors once total net assets reach $300 million. However, existing shareholders will be permitted to add to their accounts. At the Fund's fiscal year-end total net assets were just under $269 million. We look forward to the challenges and opportunities of the year ahead. You can be sure that we will continue to apply our investment strategy with caution and patience.



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN MICROCAP VALUE FUND


PERFORMANCE SUMMARY AS OF 10/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. All total returns include reinvested distributions at net asset value.


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
--------------------------------------------------------------------------------


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                 CHANGE          10/31/01        10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                    +$5.77           $24.65          $18.88
DISTRIBUTIONS (11/1/00-10/31/01)
Dividend Income                         $0.0869
Short-Term Capital Gain                 $0.1423
Long-Term Capital Gain                  $0.4896
                                        -------
        Total                           $0.7188

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, maximum sales charge.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.


PERFORMANCE

                                                                      INCEPTION
CLASS A                                  1-YEAR          5-YEAR       (12/12/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)               +35.80%         +79.26%        +121.77%

Average Annual Total Return(2)           +28.00%         +11.06%         +13.33%

Value of $10,000 Investment(3)          $12,800         $16,899         $20,895

Avg. Ann. Total Return (9/30/01)(4)      +19.97%         +10.61%         +12.88%

Franklin MicroCap Value Fund paid distributions derived from long-term capital gains of 48.96 cents ($0.4896) per share in December 2000. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested dividends. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


       CLASS A (12/12/95 - 10/31/01)

[CLASS A LINEGRAPH]


The following line graph compares the performance of Franklin MicroCap Value fund - Class A with that of the Russell 2000 Value Index(5) and the CPI(5) based on a $10,000 investment from 12/12/95 to 10/31/01.


      DATE         FRANKLIN MICROCAP      RUSSELL 2000 VALUE         CPI(5)
                       VALUE FUND                INDEX
   12/12/1995           $ 9,422                 $10,000            $10,000
   12/31/1995           $ 9,560                 $10,190            $ 9,996
   01/31/1996           $ 9,585                 $10,257            $10,056
   02/29/1996           $ 9,856                 $10,418            $10,089
   03/31/1996           $10,629                 $10,637            $10,144
   04/30/1996           $11,139                 $10,927            $10,186
   05/31/1996           $11,429                 $11,204            $10,208
   06/30/1996           $11,416                 $11,072            $10,213
   07/31/1996           $11,082                 $10,483            $10,227
   08/31/1996           $11,246                 $10,938            $10,251
   09/30/1996           $11,499                 $11,236            $10,287
   10/31/1996           $11,657                 $11,367            $10,321
   11/30/1996           $12,042                 $11,978            $10,346
   12/31/1996           $12,152                 $12,367            $10,349
   01/31/1997           $12,515                 $12,558            $10,384
   02/28/1997           $12,735                 $12,677            $10,417
   03/31/1997           $12,489                 $12,337            $10,440
   04/30/1997           $12,204                 $12,519            $10,454
   05/31/1997           $12,917                 $13,515            $10,456
   06/30/1997           $13,571                 $14,199            $10,474
   07/31/1997           $14,070                 $14,796            $10,491
   08/31/1997           $14,466                 $15,031            $10,513
   09/30/1997           $15,885                 $16,030            $10,546
   10/31/1997           $15,742                 $15,594            $10,570
   11/30/1997           $15,619                 $15,766            $10,564
   12/31/1997           $15,520                 $16,300            $10,555
   01/31/1998           $15,375                 $16,005            $10,574
   02/28/1998           $16,066                 $16,974            $10,600
   03/31/1998           $16,917                 $17,663            $10,624
   04/30/1998           $17,712                 $17,749            $10,644
   05/31/1998           $17,449                 $17,121            $10,660
   06/30/1998           $16,979                 $17,025            $10,672
   07/31/1998           $16,336                 $15,692            $10,676
   08/31/1998           $13,881                 $13,235            $10,672
   09/30/1998           $13,853                 $13,982            $10,691
   10/31/1998           $14,019                 $14,398            $10,720
   11/30/1998           $14,413                 $14,788            $10,723
   12/31/1998           $14,471                 $15,252            $10,720
   01/31/1999           $14,598                 $14,906            $10,743
   02/28/1999           $13,879                 $13,888            $10,749
   03/31/1999           $13,392                 $13,774            $10,780
   04/30/1999           $14,179                 $15,032            $10,868
   05/31/1999           $14,891                 $15,493            $10,872
   06/30/1999           $15,220                 $16,054            $10,876
   07/31/1999           $15,415                 $15,673            $10,906
   08/31/1999           $15,056                 $15,100            $10,928
   09/30/1999           $14,014                 $14,798            $10,978
   10/31/1999           $13,797                 $14,502            $10,996
   11/30/1999           $13,936                 $14,577            $11,003
   12/31/1999           $13,895                 $15,025            $11,006
   01/31/2000           $14,417                 $14,633            $11,037
   02/29/2000           $14,637                 $15,527            $11,108
   03/31/2000           $14,751                 $15,600            $11,200
   04/30/2000           $14,213                 $15,692            $11,207
   05/31/2000           $14,286                 $15,452            $11,219
   06/30/2000           $14,816                 $15,903            $11,281
   07/31/2000           $14,995                 $16,432            $11,310
   08/31/2000           $15,908                 $17,167            $11,315
   09/30/2000           $15,867                 $17,069            $11,374
   10/31/2000           $15,387                 $17,008            $11,393
   11/30/2000           $15,118                 $16,661            $11,397
   12/31/2000           $15,572                 $18,450            $11,403
   01/31/2001           $16,987                 $18,959            $11,478
   02/28/2001           $17,411                 $18,933            $11,523
   03/31/2001           $18,132                 $18,630            $11,548
   04/30/2001           $19,030                 $19,492            $11,599
   05/31/2001           $20,768                 $19,993            $11,655
   06/30/2001           $20,938                 $20,797            $11,679
   07/31/2001           $21,429                 $20,331            $11,644
   08/31/2001           $21,489                 $20,260            $11,643
   09/30/2001           $20,200                 $18,023            $11,683
   10/31/2001           $20,895                 $18,494            $11,646

                        108.95%                 84.94%              16.46%

5. Source: Standard & Poor's Micropal. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


Past performance does not guarantee future results.

FRANKLIN VALUE FUND


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Value Fund seeks long-term total return by investing in the securities of companies that we believe are undervalued. The Fund will seek income when deemed consistent with its goal.
--------------------------------------------------------------------------------


It is a pleasure to bring you this annual report for Franklin Value Fund, covering the fiscal year ended October 31, 2001. During the first half of the year, value stocks performed well, especially after the technology meltdown, as more traditional, old economy stocks once again gained favor with many investors. The second half of the reporting period signaled a reversal of this pattern, with numerous value stocks losing momentum while their growth counterparts were gaining -- until the terrorist attacks of September 11. In the fallout from these tragic events, a combination of fear and uncertainty led many investors to abandon equities for the perceived safety of U.S. Treasury bonds and money market instruments. For the 12-month period ended October 31, 2001, the Dow Jones Industrial Average, the Standard & Poor's 500 Composite Index (S&P
500) and the Nasdaq Composite Index posted heavy losses, falling 15.87%, 24.90% and 49.21%, respectively.(1)

1. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is a price-weighted index based on the average market price of 30 blue chip stocks. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value-weighted index (outstanding shares times price), with each stock's weight in the index proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Nasdaq Composite Index measures all Nasdaq National Market common stocks. The index is market value-weighted and includes over 4,000 companies. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

     The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI 32 begins on page 64.

Within this extremely volatile environment, Franklin Value Fund - Class A produced a +8.06% cumulative total return for the 12 months ended October 31, 2001, as shown in the Performance Summary beginning on page 36. By comparison, the Fund's benchmark, the Russell 2000 Value Index, rose 8.75% during the same period.(2)

Our value investment strategy focuses on securities that sell at low prices compared with the underlying companies' earnings, cash flow or book value. We also search for understated assets such as real estate, tax-loss carry forwards or valuable intangibles such as patents or distribution systems. We also consider fallen angels -- former growth companies suffering short-term setbacks and sharp share price declines, but which we believe still retain significant long-term potential. For example, with our strategy in place, the 1998-99 bear market in value stocks provided many opportunities to buy solid companies at prices well below our valuation benchmarks. As we expected, investors and strategic buyers also discovered these gems and bid up the prices of many Fund holdings.

Two of the Fund's holdings that performed well during the reporting period were Graco, up 45.06% for the year ended October 31, 2001, and Presidential Life, which gained 19.75% over the same time. Graco, a leading global supplier of fluid handling systems and components, has recorded 12 years of consistent dividend increases. Furthermore, Graco's contractor segment benefited significantly from the new-home market's


[BAR GRAPH]

PORTFOLIO BREAKDOWN
Franklin Value Fund
Based on Total Net Assets 10/31/01

Producer Manufacturing                                                    17.3%

Transportation                                                            10.7%

Consumer Non-Durables                                                      9.8%

Energy Minerals                                                            6.9%

Electronic Technology                                                      6.8%

Retail Trade                                                               6.6%

Consumer Durables                                                          6.4%

Industrial Services                                                        5.8%

Life & Health Insurance                                                    5.2%

Non-Energy Minerals                                                        3.7%

Utilities                                                                  2.4%

Property-Casualty Insurance                                                2.3%

Closed-End Mutual Funds                                                    2.2%

Process Industries                                                         2.2%

Consumer Services                                                          1.2%

Health Technology                                                          1.0%

Technology Services                                                        1.0%

Other                                                                      1.6%

Short-Term Investments & Other Net Assets                                  6.9%

2. Source: Standard & Poor's Micropal. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

WHAT ARE "BOOK VALUE" AND "TANGIBLE BOOK VALUE"?

Book value is a company's worth based on the value of its assets minus its liabilities as they are stated on its balance sheet. Tangible book value excludes intangible items such as patents and goodwill. Comparing a company's stock price to its book value per share is a common method of determining how "expensive" a stock is. Stocks with a low price-to-book value per share are generally considered to be value stocks.


continued strength. Presidential Life is an insurer offering annuities and life insurance products to individuals. During the six-month period ended June 30, 2001, Presidential's insurance revenues increased substantially compared with the same period in 2000, largely as a result of expanded marketing efforts and new product sales.

The Fund put cash to work in 15 new holdings during the year, all with what we believed to be strong financials and quality management. Two of these additions were Russ Berrie and Co. and Atlantic Coast Airlines Holdings. Russ Berrie, a designer and distributor of giftware worldwide, has generated double-digit operating earnings per share growth in recent years. With more than $11 per share in cash and equivalents, virtually no long-term debt and selling at only 11 times 2002 earnings estimates, Russ Berrie strikes us as a real bargain. Atlantic Coast Airlines, a regional airline that caters to business travelers, was recently purchased by the Fund for the second time. We initially bought Atlantic Coast in May 1999 at an average cost of $17.85 a share, then sold it within two years at an average share price of $35.79 -- a total return of more than 100%. At period-end, the stock was selling below its May 1999 levels, at roughly 15 times 2002 earnings estimates and 4 times book value. We believe this well-run airline's stock could appreciate once business travel resumes in the wake of September 11 and economic activity improves, enabling the stock price to take off once again.

Strategic buyers were also busy seeking good values during the year. Consequently, eight of the Fund's holdings announced that they would be acquired, all at premiums over the prior day's closing price.

We are confident that with increased market volatility investors will continue returning to stocks with rational valuations as they use common sense investing. Your Fund's managers remain steadfast and committed to their value investment strategy. We believe Franklin Value Fund will continue to provide shareholders with a portfolio of well-managed, financially sound companies offering the potential for solid earnings growth and stock price appreciation over the long term.

Effective November 1, 2001, Franklin Value Fund changed its name to Franklin Small Cap Value Fund, and your portfolio managers began focusing primarily on companies with market capitalizations of less than $1.5 billion. We believe this change will have minimal impact on the Fund's investment strategy. In our search for bargains among the under-researched and unloved companies, we tend to consistently find attractive opportunities in the small-cap arena.



TOP 10 EQUITY HOLDINGS
Franklin Value Fund
10/31/01

COMPANY                                                               % OF TOTAL
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
Reliance Steel & Aluminum Co.                                               3.4%
Non-Energy Minerals

Avocent Corp.                                                               2.9%
Electronic Technology

Presidential Life Corp.                                                     2.8%
Life & Health Insurance

Arch Coal Inc.                                                              2.7%
Energy Minerals

Tommy Hilfiger Corp.                                                        2.6%
Consumer Non-Durables

Diebold Inc.                                                                2.3%
Electronic Technology

Graco Inc.                                                                  2.1%
Producer Manufacturing

Timberland Co., A                                                           2.1%
Consumer Non-Durables

Overseas Shipholding Group Inc.                                             2.1%
Transportation

Standard Commercial Corp.                                                   2.0%
Consumer Non-Durables


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN VALUE FUND


PERFORMANCE SUMMARY AS OF 10/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.*

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

*Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
--------------------------------------------------------------------------------


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                  CHANGE         10/31/01        10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                    +$1.63           $22.49          $20.86
DISTRIBUTIONS (11/1/00 - 10/31/01)
Dividend Income                         $0.0543

CLASS B                                  CHANGE         10/31/01        10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                    +$1.52           $22.13          $20.61
DISTRIBUTIONS (11/1/00 - 10/31/01)
Dividend Income                         $0.0021

CLASS C                                  CHANGE         10/31/01        10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                    +$1.50           $21.90          $20.40

ADVISOR CLASS                            CHANGE         10/31/01        10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                    +$1.69           $22.82          $21.13
DISTRIBUTIONS (11/1/00 - 10/31/01)
Dividend Income                         $0.0957

PERFORMANCE

                                                                       INCEPTION
CLASS A                                    1-YEAR        5-YEAR        (3/11/96)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                  +8.06%       +36.63%         +56.69%
Average Annual Total Return(2)              +1.86%        +5.18%          +7.15%
Value of $10,000 Investment(3)             $10,186       $12,875         $14,764
Avg. Ann. Total Return (9/30/01)(4)         -3.97%        +3.94%          +5.80%

                                                                       INCEPTION
CLASS B                                                  1-YEAR        (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                               +7.38%        +20.74%
Average Annual Total Return(2)                           +3.38%         +5.93%
Value of $10,000 Investment(3)                         $10,338        $11,774
Avg. Ann. Total Return (9/30/01)(4)                      -2.71%         +3.17%

                                                                       INCEPTION
CLASS C                                    1-YEAR        5-YEAR        (9/3/96)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                 +7.35%        +32.24%       +38.94%
Average Annual Total Return(2)             +5.27%         +5.54%        +6.38%
Value of $10,000 Investment(3)           $10,527        $13,094       $13,759
Avg. Ann. Total Return (9/30/01)(4)        -0.74%         +4.29%        +4.92%

                                                                       INCEPTION
ADVISOR CLASS(5)                           1-YEAR        5-YEAR        (3/11/96)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                 +8.43%        +40.28%       +60.87%
Average Annual Total Return(2)             +8.43%         +7.00%        +8.79%
Value of $10,000 Investment(3)           $10,843        $14,028       $16,087
Avg. Ann. Total Return (9/30/01)(4)        +2.29%         +5.74%        +7.45%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +24.54% and +4.65%.


--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

FRANKLIN VALUE FUND


TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested dividends. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


AVERAGE ANNUAL TOTAL RETURN

CLASS A                                                                 10/31/01
--------------------------------------------------------------------------------
1-Year                                                                    +1.86%

5-Year                                                                    +5.18%

Since Inception (3/11/96)                                                 +7.15%


[LINEGRAPH]

The following line graph compares the Franklin Value Fund - Class A with that of the Russell 2000 Value Index(6) and the CPI(6) based on a $10,000 investment from 3/11/96 to 10/31/01.

       DATE          FRANKLIN VALUE FUND   RUSSELL 2000         CPI
                          - CLASS A         VALUE INDEX
----------------------------------------------------------------------
    03/11/1996             $ 9,422            $10,000         $10,000
    03/31/1996             $ 9,541            $10,135         $10,034
    04/30/1996             $10,025            $10,412         $10,073
    05/31/1996             $10,295            $10,675         $10,092
    06/30/1996             $10,088            $10,549         $10,098
    07/31/1996             $ 9,717            $ 9,988         $10,118
    08/31/1996             $10,308            $10,421         $10,137
    09/30/1996             $10,629            $10,706         $10,169
    10/31/1996             $10,806            $10,830         $10,202
    11/30/1996             $11,581            $11,413         $10,221
    12/31/1996             $12,171            $11,784         $10,221
    01/31/1997             $12,680            $11,965         $10,254
    02/28/1997             $12,757            $12,079         $10,286
    03/31/1997             $12,298            $11,755         $10,311
    04/30/1997             $12,182            $11,928         $10,324
    05/31/1997             $13,317            $12,877         $10,317
    06/30/1997             $14,163            $13,529         $10,330
    07/31/1997             $15,215            $14,097         $10,342
    08/31/1997             $15,673            $14,321         $10,362
    09/30/1997             $16,641            $15,274         $10,388
    10/31/1997             $15,931            $14,858         $10,414
    11/30/1997             $15,764            $15,022         $10,408
    12/31/1997             $15,746            $15,531         $10,395
    01/31/1998             $15,485            $15,250         $10,415
    02/28/1998             $16,196            $16,172         $10,435
    03/31/1998             $16,756            $16,829         $10,454
    04/30/1998             $16,697            $16,911         $10,473
    05/31/1998             $15,635            $16,313         $10,492
    06/30/1998             $14,899            $16,221         $10,505
    07/31/1998             $13,310            $14,951         $10,517
    08/31/1998             $10,906            $12,610         $10,530
    09/30/1998             $11,127            $13,322         $10,543
    10/31/1998             $11,713            $13,718         $10,568
    11/30/1998             $11,818            $14,090         $10,568
    12/31/1998             $12,006            $14,532         $10,561
    01/31/1999             $11,868            $14,202         $10,587
    02/28/1999             $10,722            $13,232         $10,600
    03/31/1999             $10,820            $13,124         $10,631
    04/30/1999             $11,901            $14,322         $10,709
    05/31/1999             $12,294            $14,762         $10,709
    06/30/1999             $12,995            $15,296         $10,709
    07/31/1999             $12,654            $14,934         $10,741
    08/31/1999             $12,183            $14,387         $10,767
    09/30/1999             $11,390            $14,099         $10,819
    10/31/1999             $11,318            $13,817         $10,838
    11/30/1999             $11,423            $13,889         $10,845
    12/31/1999             $11,907            $14,316         $10,845
    01/31/2000             $10,932            $13,942         $10,877
    02/29/2000             $11,187            $14,794         $10,941
    03/31/2000             $12,176            $14,863         $11,031
    04/30/2000             $12,438            $14,951         $11,038
    05/31/2000             $12,752            $14,722         $11,051
    06/30/2000             $12,412            $15,152         $11,108
    07/31/2000             $12,549            $15,657         $11,134
    08/31/2000             $13,473            $16,357         $11,134
    09/30/2000             $13,427            $16,263         $11,192
    10/31/2000             $13,663            $16,205         $11,211
    11/30/2000             $13,263            $15,874         $11,217
    12/31/2000             $14,553            $17,579         $11,211
    01/31/2001             $15,353            $18,064         $11,281
    02/28/2001             $15,660            $18,039         $11,326
    03/31/2001             $15,535            $17,750         $11,353
    04/30/2001             $16,565            $18,572         $11,398
    05/31/2001             $17,096            $19,049         $11,449
    06/30/2001             $16,615            $19,815         $11,469
    07/31/2001             $16,359            $19,371         $11,437
    08/31/2001             $16,129            $19,304         $11,437
    09/30/2001             $13,681            $17,172         $11,488
    10/31/2001             $14,764            $17,621         $11,449


AVERAGE ANNUAL TOTAL RETURN

CLASS B                                                                 10/31/01
--------------------------------------------------------------------------------
1-Year                                                                    +3.38%

Since Inception (1/1/99)                                                  +5.93%


[CLASS B (1/1/99 - 10/31/01)  PLOTPOINTS]

The following line graph compares the Franklin Value Fund - Class B with that of the Russell 2000 Value Index(6) and the CPI(6) based on a $10,000 investment from 1/1/99 to 10/31/01.

      DATE        FRANKLIN VALUE FUND -     RUSSELL 2000 VALUE           CPI
                         CLASS B                   INDEX
--------------------------------------------------------------------------------
   01/01/1999            $10,000                 $10,000               $10,000
   01/31/1999            $ 9,880                 $ 9,773               $10,024
   02/28/1999            $ 8,925                 $ 9,106               $10,036
   03/31/1999            $ 9,007                 $ 9,031               $10,066
   04/30/1999            $ 9,891                 $ 9,855               $10,140
   05/31/1999            $10,213                 $10,158               $10,140
   06/30/1999            $10,786                 $10,526               $10,140
   07/31/1999            $10,502                 $10,276               $10,170
   08/31/1999            $10,098                 $ 9,900               $10,194
   09/30/1999            $ 9,438                 $ 9,702               $10,243
   10/31/1999            $ 9,373                 $ 9,508               $10,262
   11/30/1999            $ 9,454                 $ 9,557               $10,268
   12/31/1999            $ 9,853                 $ 9,851               $10,268
   01/31/2000            $ 9,040                 $ 9,594               $10,299
   02/29/2000            $ 9,247                 $10,180               $10,360
   03/31/2000            $10,060                 $10,228               $10,444
   04/30/2000            $10,262                 $10,288               $10,451
   05/31/2000            $10,524                 $10,131               $10,463
   06/30/2000            $10,235                 $10,427               $10,518
   07/31/2000            $10,344                 $10,774               $10,542
   08/31/2000            $11,097                 $11,255               $10,542
   09/30/2000            $11,053                 $11,191               $10,597
   10/31/2000            $11,244                 $11,151               $10,615
   11/30/2000            $10,911                 $10,923               $10,621
   12/31/2000            $11,969                 $12,097               $10,615
   01/31/2001            $12,619                 $12,430               $10,682
   02/28/2001            $12,859                 $12,413               $10,724
   03/31/2001            $12,751                 $12,214               $10,749
   04/30/2001            $13,591                 $12,780               $10,792
   05/31/2001            $14,017                 $13,108               $10,841
   06/30/2001            $13,613                 $13,635               $10,859
   07/31/2001            $13,400                 $13,330               $10,829
   08/31/2001            $13,204                 $13,283               $10,829
   09/30/2001            $11,196                 $11,817               $10,877
   10/31/2001            $11,774                 $12,125               $10,840

[LINEGRAPH]

The following line graph compares the Franklin Value Fund - Class C with that of the Russell 2000 Value Index(6) and the CPI(6) based on a $10,000 investment from 9/3/96 to 10/31/01.

      DATE        FRANKLIN VALUE FUND -    RUSSELL 2000 VALUE         CPI (6)
                         CLASS C                  INDEX
------------------------------------------------------------------------------
   09/03/1996            $ 9,903                 $10,000              $10,000
   09/30/1996            $10,241                 $10,273              $10,032
   10/31/1996            $10,405                 $10,392              $10,064
   11/30/1996            $11,146                 $10,951              $10,083
   12/31/1996            $11,695                 $11,307              $10,083
   01/31/1997            $12,185                 $11,481              $10,115
   02/28/1997            $12,247                 $11,590              $10,147
   03/31/1997            $11,801                 $11,280              $10,172
   04/30/1997            $11,683                 $11,446              $10,184
   05/31/1997            $12,767                 $12,357              $10,178
   06/30/1997            $13,572                 $12,982              $10,191
   07/31/1997            $14,570                 $13,527              $10,203
   08/31/1997            $15,003                 $13,742              $10,222
   09/30/1997            $15,920                 $14,656              $10,248
   10/31/1997            $15,239                 $14,257              $10,273
   11/30/1997            $15,065                 $14,414              $10,267
   12/31/1997            $15,041                 $14,903              $10,255
   01/31/1998            $14,791                 $14,633              $10,274
   02/28/1998            $15,460                 $15,518              $10,294
   03/31/1998            $15,985                 $16,149              $10,313
   04/30/1998            $15,922                 $16,228              $10,332
   05/31/1998            $14,897                 $15,653              $10,351
   06/30/1998            $14,191                 $15,566              $10,363
   07/31/1998            $12,673                 $14,347              $10,375
   08/31/1998            $10,373                 $12,100              $10,388
   09/30/1998            $10,586                 $12,784              $10,400
   10/31/1998            $11,135                 $13,163              $10,425
   11/30/1998            $11,229                 $13,520              $10,425
   12/31/1998            $11,403                 $13,945              $10,419
   01/31/1999            $11,265                 $13,628              $10,444
   02/28/1999            $10,172                 $12,697              $10,457
   03/31/1999            $10,260                 $12,593              $10,488
   04/30/1999            $11,278                 $13,743              $10,565
   05/31/1999            $11,642                 $14,165              $10,565
   06/30/1999            $12,302                 $14,678              $10,565
   07/31/1999            $11,975                 $14,330              $10,596
   08/31/1999            $11,516                 $13,805              $10,622
   09/30/1999            $10,762                 $13,529              $10,673
   10/31/1999            $10,687                 $13,259              $10,692
   11/30/1999            $10,781                 $13,328              $10,698
   12/31/1999            $11,227                 $13,737              $10,698
   01/31/2000            $10,304                 $13,378              $10,730
   02/29/2000            $10,536                 $14,196              $10,794
   03/31/2000            $11,466                 $14,262              $10,882
   04/30/2000            $11,705                 $14,346              $10,889
   05/31/2000            $12,000                 $14,127              $10,902
   06/30/2000            $11,667                 $14,539              $10,958
   07/31/2000            $11,793                 $15,024              $10,984
   08/31/2000            $12,654                 $15,695              $10,984
   09/30/2000            $12,603                 $15,606              $11,041
   10/31/2000            $12,817                 $15,550              $11,060
   11/30/2000            $12,440                 $15,232              $11,066
   12/31/2000            $13,646                 $16,868              $11,060
   01/31/2001            $14,388                 $17,334              $11,129
   02/28/2001            $14,664                 $17,310              $11,174
   03/31/2001            $14,538                 $17,033              $11,199
   04/30/2001            $15,493                 $17,821              $11,244
   05/31/2001            $15,977                 $18,279              $11,295
   06/30/2001            $15,525                 $19,014              $11,314
   07/31/2001            $15,280                 $18,588              $11,282
   08/31/2001            $15,054                 $18,523              $11,282
   09/30/2001            $12,760                 $16,478              $11,333
   10/31/2001            $13,759                 $16,908              $11,295



AVERAGE ANNUAL TOTAL RETURN

CLASS C                                                                 10/31/01
--------------------------------------------------------------------------------
1-Year                                                                    +5.27%

5-Year                                                                    +5.54%

Since Inception (9/3/96)                                                  +6.38%



[ADVISOR CLASS (3/11/96 - 10/31/01)(7) PLOTPOINTS]

The following line graph compares the Franklin Value Fund - Advisor Class with that of the Russell 2000 Value Index(6) and the CPI(6) based on a $10,000 investment from 3/11/96 to 10/31/01.

     DATE        FRANKLIN L VALUE FUND -    RUSSELL 2000    CPI (6)
                      ADVISOR CLASS         VALUE INDEX
--------------------------------------------------------------------
  03/11/1996             $10,000              $10,000       $10,000
  03/31/1996             $10,127              $10,135       $10,034
  04/30/1996             $10,640              $10,412       $10,073
  05/31/1996             $10,927              $10,675       $10,092
  06/30/1996             $10,707              $10,549       $10,098
  07/31/1996             $10,312              $ 9,988       $10,118
  08/31/1996             $10,940              $10,421       $10,137
  09/30/1996             $11,281              $10,706       $10,169
  10/31/1996             $11,469              $10,830       $10,202
  11/30/1996             $12,291              $11,413       $10,221
  12/31/1996             $12,918              $11,784       $10,221
  01/31/1997             $13,464              $11,965       $10,254
  02/28/1997             $13,546              $12,079       $10,286
  03/31/1997             $13,063              $11,755       $10,311
  04/30/1997             $12,940              $11,928       $10,324
  05/31/1997             $14,152              $12,877       $10,317
  06/30/1997             $15,053              $13,529       $10,330
  07/31/1997             $16,185              $14,097       $10,342
  08/31/1997             $16,679              $14,321       $10,362
  09/30/1997             $17,716              $15,274       $10,388
  10/31/1997             $16,961              $14,858       $10,414
  11/30/1997             $16,789              $15,022       $10,408
  12/31/1997             $16,775              $15,531       $10,395
  01/31/1998             $16,512              $15,250       $10,415
  02/28/1998             $17,267              $16,172       $10,435
  03/31/1998             $17,870              $16,829       $10,454
  04/30/1998             $17,814              $16,911       $10,473
  05/31/1998             $16,685              $16,313       $10,492
  06/30/1998             $15,902              $16,221       $10,505
  07/31/1998             $14,211              $14,951       $10,517
  08/31/1998             $11,654              $12,610       $10,530
  09/30/1998             $11,897              $13,322       $10,543
  10/31/1998             $12,521              $13,718       $10,568
  11/30/1998             $12,638              $14,090       $10,568
  12/31/1998             $12,845              $14,532       $10,561
  01/31/1999             $12,699              $14,202       $10,587
  02/28/1999             $11,480              $13,232       $10,600
  03/31/1999             $11,591              $13,124       $10,631
  04/30/1999             $12,755              $14,322       $10,709
  05/31/1999             $13,173              $14,762       $10,709
  06/30/1999             $13,932              $15,296       $10,709
  07/31/1999             $13,570              $14,934       $10,741
  08/31/1999             $13,061              $14,387       $10,767
  09/30/1999             $12,218              $14,099       $10,819
  10/31/1999             $12,149              $13,817       $10,838
  11/30/1999             $12,267              $13,889       $10,845
  12/31/1999             $12,790              $14,316       $10,845
  01/31/2000             $11,745              $13,942       $10,877
  02/29/2000             $12,023              $14,794       $10,941
  03/31/2000             $13,089              $14,863       $11,031
  04/30/2000             $13,375              $14,951       $11,038
  05/31/2000             $13,723              $14,722       $11,051
  06/30/2000             $13,354              $15,152       $11,108
  07/31/2000             $13,507              $15,657       $11,134
  08/31/2000             $14,503              $16,357       $11,134
  09/30/2000             $14,461              $16,263       $11,192
  10/31/2000             $14,719              $16,205       $11,211
  11/30/2000             $14,294              $15,874       $11,217
  12/31/2000             $15,696              $17,579       $11,211
  01/31/2001             $16,560              $18,064       $11,281
  02/28/2001             $16,888              $18,039       $11,326
  03/31/2001             $16,761              $17,750       $11,353
  04/30/2001             $17,878              $18,572       $11,398
  05/31/2001             $18,458              $19,049       $11,449
  06/30/2001             $17,939              $19,815       $11,469
  07/31/2001             $17,673              $19,371       $11,437
  08/31/2001             $17,429              $19,304       $11,437
  09/30/2001             $14,792              $17,172       $11,488
  10/31/2001             $16,087              $17,621       $11,449



AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(7)                                                        10/31/01
--------------------------------------------------------------------------------
1-Year                                                                    +8.43%

5-Year                                                                    +7.00%

Since Inception (3/11/96)                                                 +8.79%

6. Source: Standard & Poor's Micropal. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

7. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.


Past performance does not guarantee future results.

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights

FRANKLIN BALANCE SHEET INVESTMENT FUND

                                                                                     CLASS A
                                                   ----------------------------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                   ----------------------------------------------------------------------------
                                                       2001            2000           1999            1998            1997
                                                   ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............   $     34.83     $     29.96     $     31.86     $     35.22     $     29.15
                                                   ----------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a) .....................           .77             .31             .37             .50             .48
  Net realized and unrealized gains (losses) ...          2.95            5.15            (.68)          (1.55)           8.40
                                                   ----------------------------------------------------------------------------
Total from investment operations ...............          3.72            5.46            (.31)          (1.05)           8.88
                                                   ----------------------------------------------------------------------------
Less distributions from:
  Net investment income ........................          (.73)           (.31)           (.43)           (.51)           (.46)
  Net realized gains ...........................          (.61)           (.28)          (1.16)          (1.80)          (2.35)
                                                   ----------------------------------------------------------------------------
Total distributions ............................         (1.34)           (.59)          (1.59)          (2.31)          (2.81)
                                                   ----------------------------------------------------------------------------
Net asset value, end of year ...................   $     37.21     $     34.83     $     29.96     $     31.86     $     35.22
                                                   ============================================================================

Total return(b) ................................         10.96%          18.47%          (1.04)%         (3.14)%         32.86%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $ 1,491,457     $ 1,067,893     $ 1,165,779     $ 1,467,207     $ 1,222,953
Ratios to average net assets:
  Expenses .....................................           .96%           1.06%            .93%            .93%           1.08%
  Net investment income ........................          2.14%           1.00%           1.19%           1.47%           1.59%
Portfolio turnover rate ........................         26.69%           8.69%          17.53%          11.81%          24.63%


(a)  Based on average shares outstanding effective year ended October 31, 1999.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights (continued)


FRANKLIN BALANCE SHEET INVESTMENT FUND (CONT.)

                                                                  CLASS B
                                                             -------------------
                                                             OCTOBER 31, 2001(c)
                                                             -------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...................            $  37.26
                                                             -------------------
Income from investment operations:
  Net investment income(a) .............................                 .28
  Net realized and unrealized gains ....................                 .06
                                                             -------------------
Total from investment operations .......................                 .34
                                                             -------------------
Less distributions from net investment income ..........                (.56)
                                                             -------------------
Net asset value, end of period .........................            $  37.04
                                                             ===================

Total return(b) ........................................                  91%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ......................            $ 20,982
Ratios to average net assets:
  Expenses .............................................                1.71%(d)
  Net investment income ................................                  73%(d)
Portfolio turnover rate ................................               26.69%


(a)  Based on average shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  For the period March 1, 2001 (effective date) to October 31, 2001.

(d)  Annualized

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights (continued)


FRANKLIN BALANCE SHEET INVESTMENT FUND (CONT.)

                                                                  CLASS C
                                                             -------------------
                                                             OCTOBER 31, 2001(c)
                                                             -------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ....................          $  37.26
                                                             -------------------
Income from investment operations:
  Net investment income(a) ..............................               .33
  Net realized and unrealized gains .....................               .02
                                                             -------------------
Total from investment operations ........................               .35
                                                             -------------------
Less distributions from net investment income ...........              (.55)
                                                             -------------------
Net asset value, end of period ..........................          $  37.06
                                                             ===================

Total return(b) .........................................               .94%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......................          $ 29,920
Ratios to average net assets:
  Expenses ..............................................              1.71%(d)
  Net investment income .................................                85%(d)
Portfolio turnover rate .................................             26.69%


(a)  Based on average shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  For the period March 1, 2001 (effective date) to October 31, 2001.

(d)  Annualized.

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights (continued)
FRANKLIN BALANCE SHEET INVESTMENT FUND (CONT.)

                                                                ADVISOR CLASS
                                                             -------------------
                                                             OCTOBER 31, 2001(c)
                                                             -------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ....................            $ 37.26
                                                             -------------------
Income from investment operations:
  Net investment income(a) ..............................                .60
  Net realized and unrealized losses ....................               (.02)
                                                             -------------------
Total from investment operations ........................                .58
                                                             -------------------
Less distributions from net investment income ...........               (.63)
                                                             -------------------
Net asset value, end of period ..........................            $ 37.21
                                                             ===================

Total return(b) .........................................               1.56%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......................            $   571
Ratios to average net assets:
  Expenses ..............................................                .71%(d)
  Net investment income .................................               1.55%(d)
Portfolio turnover rate .................................              26.69%


(a)    Based on average shares outstanding.

(b)    Total return is not annualized for periods less than one year.

(c)    For the period March 1, 2001 (effective date) to October 31, 2001.

(d)    Annualized.


                       See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001


FRANKLIN BALANCE SHEET INVESTMENT FUND                                                                    SHARES          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     CLOSED END MUTUAL FUNDS 3.1%
  (a)Emerging Markets Telecommunications Fund Inc. ..................................................       119,619  $      776,327
     H & Q Healthcare Investors Fund ................................................................       150,000       3,628,500
     High Income Opportunity Fund ...................................................................       765,600       5,550,600
     John Hancock Bank & Thrift Opportunity Fund ....................................................     1,650,000      13,002,000
     Latin America Equity Fund Inc. .................................................................       222,015       2,397,762
     Managed High Income Portfolio Inc. .............................................................       695,800       4,787,104
     Mexico Fund ....................................................................................       625,000      10,437,500
     New Ireland Fund Inc. ..........................................................................       135,000       1,487,700
     Petroleum & Resources Corp. ....................................................................       150,000       3,619,500
     Royce Focus Trust Inc. .........................................................................       160,000         868,800
     Royce Value Trust ..............................................................................        52,500         735,000
     Swiss Helvetia Fund ............................................................................       118,200       1,228,098
                                                                                                                     --------------
     TOTAL CLOSED END MUTUAL FUNDS (COST $50,384,919) ...............................................                    48,518,891
                                                                                                                     --------------

     COMMON STOCKS 78.9%
     CONSUMER DURABLES 5.9%
     Clayton Homes Inc. .............................................................................     1,237,600      17,326,400
     Cooper Tire & Rubber Co. .......................................................................       450,000       5,944,500
     D.R. Horton Inc. ...............................................................................       551,000      12,314,850
  (a)Dixie Group Inc. ...............................................................................       370,000       1,776,000
     Hasbro Inc. ....................................................................................     1,800,000      29,826,000
     Lennar Corp. ...................................................................................       300,337      10,890,220
     M.D.C. Holdings Inc. ...........................................................................       330,000       8,801,100
  (a)Schuler Homes Inc. .............................................................................       450,000       7,326,000
                                                                                                                     --------------
                                                                                                                         94,205,070
                                                                                                                     --------------

     CONSUMER NON-DURABLES 3.8%
  (c)DIMON Inc. .....................................................................................     2,504,200      15,651,250
     Genesee Corp., B ...............................................................................       117,900       3,448,575
  (a)Tommy Hilfiger Corp. ...........................................................................     3,500,000      40,215,000
                                                                                                                     --------------
                                                                                                                         59,314,825
                                                                                                                     --------------

(a)(c)CONSUMER SERVICES 3.1%
     Aztar Corp. ....................................................................................     2,850,000      40,897,500
     Champps Entertainment Inc. .....................................................................     1,000,000       7,140,000
                                                                                                                     --------------
                                                                                                                         48,037,500
                                                                                                                     --------------

  (c)DISTRIBUTION SERVICES 2.5%
  (a)Handleman Co. ..................................................................................     1,900,000      23,370,000
     Nash-Finch Co. .................................................................................       675,000      15,558,750
                                                                                                                     --------------
                                                                                                                         38,928,750
                                                                                                                     --------------

  (a)ELECTRONIC TECHNOLOGY 3.8%
     Avocent Corp. ..................................................................................        25,400         473,964
  (c)ESCO Technologies Inc. .........................................................................       669,000      18,571,440
     FSI International Inc. .........................................................................       714,500       5,873,190
     Hutchinson Technology Inc. .....................................................................     1,000,000      18,180,000

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001(CONT.)


FRANKLIN BALANCE SHEET INVESTMENT FUND                                                                    SHARES          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
  (a)ELECTRONIC TECHNOLOGY (CONT.)
     Standard Microsystems Corp. ....................................................................       605,000  $    6,050,000
     Teradyne Inc. ..................................................................................       386,459       8,907,880
                                                                                                                     --------------
                                                                                                                         58,056,474
                                                                                                                     --------------

     ENERGY MINERALS .4%
     Maynard Oil Co. ................................................................................       250,000       5,662,500

     FINANCIAL CONGLOMERATES 1.6%
  (a)Principal Financial Group ......................................................................        65,400       1,471,500
     StanCorp Financial Group Inc. ..................................................................       535,000      23,754,000
                                                                                                                     --------------
                                                                                                                         25,225,500
                                                                                                                     --------------

     INDUSTRIAL SERVICES 1.9%
  (c)Kaneb Services LLC .............................................................................       997,500      18,683,175
  (a)Petroleum Helicopters Inc. .....................................................................        77,500       1,484,125
  (a)Petroleum Helicopters Inc., non-voting .........................................................       152,000       2,910,800
(a,c)Xanser Corp. ...................................................................................     2,992,500       5,985,000
                                                                                                                     --------------
                                                                                                                         29,063,100
                                                                                                                     --------------

     LIFE/HEALTH INSURANCE 9.9%
     American International Group Inc. ..............................................................       173,700      13,652,820
     American National Insurance Co. ................................................................       560,700      45,971,793
     Amerus Group Co. ...............................................................................       250,000       7,567,500
     Clarica Life Insurance Co. (Canada) ............................................................       275,000       8,380,606
     FBL Financial Group Inc., A ....................................................................       615,783      10,560,678
     Kansas City Life Insurance Co. .................................................................       137,600       5,117,344
     Manulife Financial Corp. (Canada) ..............................................................       500,000      12,340,000
     MetLife Inc. ...................................................................................       401,000      10,786,900
  (a)National Western Life Insurance Co., A .........................................................       134,400      13,708,800
     Presidential Life Corp. ........................................................................       830,000      14,450,300
     Reinsurance Group of America Inc. ..............................................................       325,000      10,260,250
                                                                                                                     --------------
                                                                                                                        152,796,991
                                                                                                                     --------------

     NON-ENERGY MINERALS 3.1%
     Nucor Corp. ....................................................................................       200,000       8,260,000
     Reliance Steel & Aluminum Co. ..................................................................       925,000      21,413,750
     USEC Inc. ......................................................................................     1,000,000       6,550,000
     USX-U. S. Steel Group ..........................................................................       800,000      11,512,000
                                                                                                                     --------------
                                                                                                                         47,735,750
                                                                                                                     --------------

     PROCESS INDUSTRIES 5.3%
  (a)Bunge Ltd. .....................................................................................     1,600,000      28,192,000
     Corn Products International Inc. ...............................................................     1,047,400      31,526,740
(a,c)Delta Woodside Industries Inc. .................................................................     2,240,000       1,881,600
     J.G. Boswell Co. ...............................................................................        30,000       8,925,000
     Polyone Corp. ..................................................................................     1,271,100      10,867,905
                                                                                                                     --------------
                                                                                                                         81,393,245
                                                                                                                     --------------

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (CONT.)


FRANKLIN BALANCE SHEET INVESTMENT FUND                                                                    SHARES          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     PRODUCER MANUFACTURING 6.6%
     Agco Corp. .....................................................................................       641,800  $    7,419,208
  (c)Hardinge Inc. ..................................................................................       539,000       5,039,650
(a,c)Insteel Industries Inc. ........................................................................       560,000         358,400
     Lennox International Inc. ......................................................................       860,000       7,714,200
     Oshkosh Truck Corp. ............................................................................       300,000      11,490,000
  (c)Pitt-Des Moines Inc. ...........................................................................       415,000      12,752,950
     Tecumseh Products Co., A .......................................................................       472,900      21,635,175
     Tecumseh Products Co., B .......................................................................       189,000       8,091,090
     Timken Co. .....................................................................................     1,300,000      17,511,000
     Trinity Industries Inc. ........................................................................       400,000       9,952,000
                                                                                                                     --------------
                                                                                                                        101,963,673
                                                                                                                     --------------

     PROPERTY-CASUALTY INSURANCE 5.0%
  (a)Arch Capital Group Ltd. ........................................................................       380,000       8,930,000
     Old Republic International Corp. ...............................................................       190,000       4,820,300
     RLI Corp. ......................................................................................       244,700       9,849,175
     Selective Insurance Group Inc. .................................................................       425,000       9,129,000
     St. Paul Cos. Inc. .............................................................................       700,000      32,130,000
     Vesta Insurance Group Inc. .....................................................................       915,000      11,657,100
                                                                                                                     --------------
                                                                                                                         76,515,575
                                                                                                                     --------------

     REGIONAL BANKS .4%
     Farmers & Merchants Bank of Long Beach .........................................................         2,200       5,690,300
                                                                                                                     --------------

     RETAIL TRADE 7.9%
     Big Lots Inc. ..................................................................................     1,425,000      10,402,500
     Cato Corp., A ..................................................................................       325,500       5,517,225
(a,c)Charming Shoppes Inc. ..........................................................................     5,200,000      24,804,000
     Dillards Inc., A ...............................................................................     1,320,600      17,101,770
  (a)Federated Department Stores Inc. ...............................................................       635,000      20,313,650
     Fred's Inc. ....................................................................................       551,400      18,058,350
  (c)Haverty Furniture Cos. Inc. ....................................................................       920,000      11,500,000
(a,c)Jacobson Stores Inc. ...........................................................................       384,300         849,303
(a,c)Mayor's Jewelers Inc. ..........................................................................     1,251,400       1,789,502
(a,c)Syms Corp. .....................................................................................     1,430,000       7,107,100
  (a)United Retail Group Inc. .......................................................................       632,600       3,789,274
                                                                                                                     --------------
                                                                                                                        121,232,674
                                                                                                                     --------------

     SPECIALITY INSURANCE 2.2%
     LandAmerica Financial Group Inc. ...............................................................       210,000       5,499,900
     MIIX Group Inc. ................................................................................       440,000       4,862,000
  (c)SCPIE Holdings Inc. ............................................................................       572,200       8,863,378
  (a)Stewart Information Services Corp. .............................................................       779,000      14,878,900
                                                                                                                     --------------
                                                                                                                         34,104,178
                                                                                                                     --------------

     TRANSPORTATION 5.4%
  (a)Alaska Air Group Inc. ..........................................................................       805,000      19,642,000
  (a)Crowley Maritime Corp. .........................................................................         4,240       5,367,840

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (CONT.)


FRANKLIN BALANCE SHEET INVESTMENT FUND                                                                    SHARES          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     TRANSPORTATION (CONT.)
  (a)Mesa Air Group Inc. ............................................................................     1,050,000  $    5,617,500
  (a)OMI Corp. ......................................................................................       650,000       2,626,000
     Overseas Shipholding Group Inc. ................................................................     1,550,000      38,579,500
     Stolt Nielsen SA, ADR (Norway) .................................................................       783,000      10,922,850
                                                                                                                     --------------
                                                                                                                         82,755,690
                                                                                                                     --------------

     UTILITIES 10.1%
     Conectiv Inc. ..................................................................................       215,000       5,074,000
     Entergy Corp. ..................................................................................       800,000      31,080,000
  (a)Niagara Mohawk Holdings Inc. ...................................................................     2,070,000      37,094,400
     Northeast Utilities ............................................................................     1,750,000      30,887,500
     Sierra Pacific Resources .......................................................................     3,529,600      51,214,496
                                                                                                                     --------------
                                                                                                                        155,350,396
                                                                                                                     --------------
     TOTAL COMMON STOCKS (COST $1,024,745,028) ......................................................                 1,218,032,191
                                                                                                                     --------------

     PREFERRED STOCKS .5%
     Price Legacy Corp., 8.75%, pfd., A (COST $6,943,575) ...........................................       533,400       7,894,320
                                                                                                                     --------------


                                                                                                        PRINCIPAL
                                                                                                          AMOUNT
                                                                                                       ------------
  (d)CORPORATE BONDS .1%
     Hechinger Co., senior note, 6.95%, 10/15/03 (COST $5,043,193) ..................................  $  7,000,000         752,500
                                                                                                                     --------------
     TOTAL LONG TERM INVESTMENTS (COST $1,087,116,715) ..............................................                 1,275,197,902
                                                                                                                     --------------

     SHORT TERM INVESTMENTS 3.9%
     GOVERNMENT BONDS
     FNMA, 2.10%, 11/15/01 (COST $59,951,000) .......................................................    60,000,000      59,948,220
                                                                                                                     --------------
     TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST $1,147,067,715) ............................                $1,335,146,122
                                                                                                                     --------------

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (CONT.)

                                                                                                        PRINCIPAL
FRANKLIN BALANCE SHEET INVESTMENT FUND                                                                    AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  (b)REPURCHASE AGREEMENT 13.6%
     Joint Repurchase Agreement, 2.567%, 11/01/01, (Maturity Value $209,683,035)(COST $209,668,085) .  $209,668,085  $  209,668,085
      ABN AMRO Inc. (Maturity Value $16,673,988)
      Banc of America Securities LLC (Maturity Value $17,546,277)
      Barclays Capital Inc. (Maturity Value $17,546,277)
      Bear, Stearns & Co. Inc. (Maturity Value $17,546,277)
      BMO Nesbitt Burns Corp. (Maturity Value $17,546,277)
      BNP Paribas Securities Corp. (Maturity Value $17,546,277)
      Credit Suisse First Boston Corp. (Maturity Value $17,546,277)
      Deutsche Banc Alex Brown Inc. (Maturity Value $17,546,277)
      Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $17,546,277)
      Morgan Stanley & Co. Inc. (Maturity Value $17,546,277)
      SG Cowen Securities Corp. (Maturity Value $17,546,277)
      UBS Warburg LLC (Maturity Value $17,546,277)
       Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities
                                                                                                                     --------------
     TOTAL INVESTMENTS (COST $1,356,735,800) 100.1% .................................................                 1,544,814,207
     OTHER ASSETS, LESS LIABILITIES (.1)% ...........................................................                    (1,883,150)
                                                                                                                     --------------
     NET ASSETS 100.0% ..............................................................................                $1,542,931,057
                                                                                                                     ==============




(a) Non-income producing
(b) See Note 1(c) regarding joint repurchase agreement.
(c) See Note 6 regarding holding of 5% voting securities.
(d) The fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.


                       See notes to financial statements.
48

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights


FRANKLIN LARGE CAP VALUE FUND

                                                              CLASS A
                                                       ----------------------
                                                       YEAR ENDED OCTOBER 31,
                                                       ----------------------
                                                         2001         2000(c)
                                                       ----------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................    $ 11.12      $ 10.00
                                                       ----------------------
Income from investment operations:
 Net investment income(a) ..........................        .12          .09
 Net realized and unrealized gains .................        .50         1.03
                                                       ----------------------
Total from investment operations ...................        .62         1.12
                                                       ----------------------
Less distributions from net investment income ......       (.08)          --
                                                       ----------------------
Net asset value, end of year .......................    $ 11.66      $ 11.12
                                                       ======================

Total return(b) ....................................       5.63%       11.20%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................    $23,544      $ 3,418
Ratios to average net assets:
 Expenses ..........................................       1.25%        1.25%(d)
 Expenses excluding waiver and payments by affiliate       1.49%        3.22%(d)
 Net investment income .............................        .99%        2.17%(d)
Portfolio turnover rate ............................      29.37%        7.21%




(a) Based on average shares outstanding.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) For the period June 1, 2000 (effective date) to October 31, 2000.
(d) Annualized

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights (continued)


FRANKLIN LARGE CAP VALUE FUND (CONT.)

                                                               CLASS B
                                                       ----------------------
                                                       YEAR ENDED OCTOBER 31,
                                                       ----------------------
                                                         2001         2000(c)
                                                       ----------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................    $ 11.11      $ 10.00
                                                       ----------------------
Income from investment operations:
 Net investment income(a) ..........................        .05          .08
 Net realized and unrealized gains .................        .49         1.03
                                                       ----------------------
Total from investment operations ...................        .54         1.11
                                                       ----------------------
Less distributions from net investment income ......       (.07)          --
                                                       ----------------------
Net asset value, end of year .......................    $ 11.58      $ 11.11
                                                       ======================

Total return(b) ....................................       4.87%       11.10%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................    $ 3,251      $   453
Ratios to average net assets:
 Expenses ..........................................       1.86%        1.69%(d)
 Expenses excluding waiver and payments by affiliate       2.10%        3.66%(d)
 Net investment income .............................        .38%        1.81%(d)
Portfolio turnover rate ............................      29.37%        7.21%




(a) Based on average shares outstanding.
(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) For the period June 1, 2000 (effective date) to October 31, 2000.
(d) Annualized

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights(continued)

FRANKLIN LARGE CAP VALUE FUND (CONT.)

                                                              CLASS C
                                                       ----------------------
                                                       YEAR ENDED OCTOBER 31,
                                                       ----------------------
                                                         2001         2000(c)
                                                       ----------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................    $ 11.11      $ 10.00
                                                       ----------------------
Income from investment operations:
 Net investment income(a) ..........................        .05          .06
 Net realized and unrealized gains .................        .48         1.05
                                                       ----------------------
Total from investment operations ...................        .53         1.11
                                                       ----------------------
Less distributions from net investment income ......       (.07)          --
                                                       ----------------------
Net asset value, end of year .......................    $ 11.57      $ 11.11
                                                       ======================

Total return(b) ....................................       4.80%       11.10%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................    $10,648      $ 1,911
Ratios to average net assets:
 Expenses ..........................................       1.89%        1.79%(d)
 Expenses excluding waiver and payments by affiliate       2.13%        3.76%(d)
 Net investment income .............................        .38%        1.44%(d)
Portfolio turnover rate ............................      29.37%        7.21%




(a) Based on average shares outstanding.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) For the period June 1, 2000 (effective date) to October 31, 2000.
(d) Annualized See notes to financial statements.


                       See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001

FRANKLIN LARGE CAP VALUE FUND                                                                               SHARES         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 85.6%
   Communications 6.0%
   SBC Communications Inc. ...........................................................................       20,000    $    762,200
   Verizon Communications ............................................................................       18,500         921,485
(a)WorldCom Inc.-WorldCom Group ......................................................................       41,500         558,175
                                                                                                                       ------------
                                                                                                                          2,241,860
                                                                                                                       ------------

   CONSUMER DURABLES 2.6%
   Ford Motor Co. ....................................................................................       20,000         321,000
   General Motors Corp. ..............................................................................       16,000         661,120
                                                                                                                       ------------
                                                                                                                            982,120
                                                                                                                       ------------

   CONSUMER NON-DURABLES 3.9%
   Philip Morris Cos. Inc. ...........................................................................       10,000         468,000
   Sara Lee Corp. ....................................................................................       45,000       1,003,050
                                                                                                                       ------------
                                                                                                                          1,471,050
                                                                                                                       ------------

   CONSUMER SERVICES 8.3%
(a)Cendant Corp. .....................................................................................       85,000       1,101,600
(a)Clear Channel Communications Inc. .................................................................       27,000       1,029,240
   McDonald's Corp. ..................................................................................       37,000         964,590
                                                                                                                       ------------
                                                                                                                          3,095,430
                                                                                                                       ------------

   ELECTRONIC TECHNOLOGY 1.9%
   Compaq Computer Corp. .............................................................................       39,000         341,250
(a)Dell Computer Corp. ...............................................................................       15,000         359,700
                                                                                                                       ------------
                                                                                                                            700,950
                                                                                                                       ------------

   ENERGY MINERALS 10.0%
   Anadarko Petroleum Corp. ..........................................................................       20,500       1,169,525
   Conoco Inc. .......................................................................................       36,500         938,050
   Phillips Petroleum Co. ............................................................................       15,000         816,150
   USX-Marathon Group Inc. ...........................................................................       30,000         827,700
                                                                                                                       ------------
                                                                                                                          3,751,425
                                                                                                                       ------------

   FINANCE/RENTAL/LEASING 5.6%
   Fannie Mae ........................................................................................        9,000         728,640
   Freddie Mac .......................................................................................       11,500         779,930
   Household International Inc. ......................................................................       11,500         601,450
                                                                                                                       ------------
                                                                                                                          2,110,020
                                                                                                                       ------------

   FINANCIAL CONGLOMERATES 2.9%
   Citigroup Inc. ....................................................................................       23,500       1,069,720
(a)Principal Financial Group .........................................................................        1,600          36,000
                                                                                                                       ------------
                                                                                                                          1,105,720
                                                                                                                       ------------

   HEALTH TECHNOLOGY 1.7%
   Becton, Dickinson & Co. ...........................................................................       17,500         626,500
                                                                                                                       ------------

   INDUSTRIAL SERVICES 1.8%
   Transocean Sedco Forex Inc. .......................................................................       22,500         678,375
                                                                                                                       ------------

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (CONT.)

FRANKLIN LARGE CAP VALUE FUND                                                                               SHARES         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   INVESTMENT BANKS/BROKERS 3.1%
   Lehman Brothers Holdings Inc. .....................................................................       18,500    $  1,155,510
                                                                                                                       ------------

   LIFE/HEALTH INSURANCE 2.3%
   MetLife Inc. ......................................................................................       32,000         860,800
                                                                                                                       ------------

   MAJOR BANKS 2.4%
   Bank of America Corp. .............................................................................       15,500         914,345
                                                                                                                       ------------

   MULTI-LINE INSURANCE 2.1%
   American International Group Inc. .................................................................       10,000         786,000
                                                                                                                       ------------

   NON-ENERGY MINERALS 1.6%
   Weyerhaeuser Co. ..................................................................................       12,000         598,920
                                                                                                                       ------------

   PROCESS INDUSTRIES 2.6%
   International Paper Co. ...........................................................................       27,500         984,500
                                                                                                                       ------------

   PRODUCER MANUFACTURING 1.6%
   Masco Corp. .......................................................................................       29,500         584,985
                                                                                                                       ------------

   PROPERTY-CASUALTY INSURANCE 4.0%
   Allstate Corp. ....................................................................................       23,000         721,740
   St. Paul Cos. Inc. ................................................................................       16,500         757,350
                                                                                                                       ------------
                                                                                                                          1,479,090
                                                                                                                       ------------

   REAL ESTATE INVESTMENT TRUSTS 2.4%
   Equity Office Properties Trust ....................................................................       32,000         912,000
                                                                                                                       ------------

   REGIONAL BANKS 1.8%
   U.S. Bancorp ......................................................................................       38,500         684,530
                                                                                                                       ------------

   RETAIL TRADE 7.0%
   Family Dollar Stores Inc. .........................................................................        6,500         187,590
(a)Federated Department Stores Inc. ..................................................................       36,500       1,167,635
(a)Safeway Inc. ......................................................................................       17,500         728,875
   The TJX Cos. Inc. .................................................................................       16,000         540,800
                                                                                                                       ------------
                                                                                                                          2,624,900
                                                                                                                       ------------

   SAVINGS BANKS 1.9%
   Washington Mutual Inc. ............................................................................       23,000         694,370
                                                                                                                       ------------

   SPECIALTY INSURANCE 1.7%
   MGIC Investment Corp. .............................................................................       12,000         620,880
                                                                                                                       ------------

   TRANSPORTATION 2.7%
   Burlington Northern Santa Fe Corp. ................................................................       37,000         994,190
                                                                                                                       ------------

   UTILITIES 3.7%
   Duke Energy Corp. .................................................................................       19,000         729,790
   TXU Corp. .........................................................................................       14,500         664,680
                                                                                                                       ------------
                                                                                                                          1,394,470
                                                                                                                       ------------
   TOTAL COMMON STOCKS (COST $32,475,962) ............................................................                   32,052,940
                                                                                                                       ------------

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (CONT.)

FRANKLIN LARGE CAP VALUE FUND                                                                               SHARES         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
(b)SHORT TERM INVESTMENTS 14.8%
   Franklin Institutional Fiduciary Trust Money Market Portfolio (COST $5,558,665) ...................    5,558,665    $  5,558,665
                                                                                                                       ------------
   TOTAL INVESTMENTS (COST $38,034,627) 100.4% .......................................................                   37,611,605
   OTHER ASSETS, LESS LIABILITIES (.4)% ..............................................................                     (167,834)
                                                                                                                       ------------
   NET ASSETS 100.0% .................................................................................                 $ 37,443,771
                                                                                                                       ============




(a) Non-income producing
(b) The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers, Inc.


                       See notes to financial statements.
54

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights


FRANKLIN MICROCAP VALUE FUND

                                                                                            YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------------------
                                                                 2001           2000          1999           1998           1997
                                                              --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................    $   18.88      $   18.41     $   20.27      $   24.29      $   18.44
                                                              ---------      ---------     ---------      ---------      ---------
Income from investment operations:
 Net investment income (loss)(a) .........................          .11            .04          (.01)          (.02)          (.01)
 Net realized and unrealized gains (losses) ..............         6.37           1.90          (.29)         (2.51)          6.33
                                                              ---------      ---------     ---------      ---------      ---------
Total from investment operations .........................         6.48           1.94          (.30)         (2.53)          6.32
                                                              ---------      ---------     ---------      ---------      ---------
Less distributions from:
 Net investment income ...................................         (.09)            --            --           (.01)          (.07)
 Net realized gains ......................................         (.63)         (1.47)        (1.56)         (1.48)          (.40)
                                                              ---------      ---------     ---------      ---------      ---------
Total distributions ......................................         (.72)         (1.47)        (1.56)         (1.49)          (.47)
                                                              ---------      ---------     ---------      ---------      ---------
Net asset value, end of year .............................    $   24.64      $   18.88     $   18.41      $   20.27      $   24.29
                                                              =========      =========     =========      =========      =========


Total return(b) ..........................................        35.80%         11.53%        (1.59)%       (10.95)%        35.05%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..........................    $ 268,969      $  95,894     $ 115,999      $ 175,635      $ 191,638
Ratios to average net assets:
 Expenses ................................................         1.19%          1.38%         1.27%          1.21%          1.22%
 Net investment income (loss) ............................          .46%           .23%         (.05)%         (.11)%         (.05)%
Portfolio turnover rate ..................................        23.62%          8.52%        14.12%         31.91%         21.33%




(a) Based on average shares outstanding effective year ended October 31, 1999.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.


                       See notes to financial statements.

FRANKLIN  VALUE  INVESTORS  TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001


FRANKLIN MICROCAP VALUE FUND                                                           SHARES            VALUE
--------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS 77.5%
      COMMERCIAL SERVICES 3.0%
  (a) Cornell Companies Inc. ...................................................        280,000          $ 4,634,000
      Courier Corp. ............................................................        132,900            3,322,500
                                                                                                         -----------
                                                                                                           7,956,500
                                                                                                         -----------
      COMMUNICATIONS 1.2%
      Atlantic Tele-Network Inc. ...............................................        240,000            3,144,000
                                                                                                         -----------

      CONSUMER DURABLES 2.9%
  (c) Allen Organ Co., B .......................................................        112,000            3,477,600
(a,c) Baldwin Piano & Organ Co. ................................................        373,600                3,736
  (a) Chromcraft Revington Inc .................................................         66,400              607,560
      Edelbrock Corp. ..........................................................         87,900              870,210
  (a) Hovnanian Enterprises Inc., A ............................................        138,463            1,620,017
                                                                                                         -----------
  (a) National R.V Holdings Inc ................................................        150,000            1,275,000
                                                                                                         -----------
                                                                                                           7,854,123
                                                                                                         -----------
      CONSUMER NON-DURABLES 11.0%
(a,c) Delta Apparel Inc ........................................................        239,750            4,531,275
      DIMON Inc. ...............................................................        485,600            3,035,000
      Garan Inc. ...............................................................         75,000            2,880,000
      Genesee Corp., A .........................................................          7,000              207,375
      Genesee Corp., B .........................................................         30,000              877,500
  (c) Haggar Corp. .............................................................        590,000            6,342,500
(a,c) Seneca Foods Corp., A ....................................................        260,100            3,382,601
  (a) Seneca Foods Corp., B ....................................................        118,000            1,534,590
      Standard Commercial Corp. ................................................        360,000            6,696,000
                                                                                                         -----------
                                                                                                          29,486,841
                                                                                                         -----------
  (a) CONSUMER SERVICES .5%
      Suburban Lodges of America Inc ...........................................        175,000            1,212,750
                                                                                                         -----------

  (a) DISTRIBUTION SERVICES .8%
      GTSI Corp ................................................................        300,000            2,175,000
                                                                                                         -----------

      ELECTRONIC TECHNOLOGY 2.5%
(a,c) ECC International Corp. ..................................................        500,000            1,500,000
  (c) Espey Manufacturing & Electronics Corp. ..................................         80,000            1,612,000
  (a) Qualstar Corp. ...........................................................        227,500            1,205,750
  (a) SPACEHAB Inc. ............................................................        250,000              257,500
  (a) Sparton Corp. ............................................................        136,100              952,700
(a,c) Ultrak Inc. ..............................................................        600,000            1,247,340
                                                                                                         -----------
                                                                                                           6,775,290
                                                                                                         -----------
  (a) ENERGY MINERALS 1.8%
      Maynard Oil Co. ..........................................................        215,000            4,869,750
                                                                                                         -----------

  (a) FINANCIAL CONGLOMERATES .2%
      Sanders Morris Harris Group Inc. .........................................        160,025              640,100
                                                                                                         -----------

  (a) HEALTH SERVICES .2%
      Healthcare Services Group Inc. ...........................................         75,000              666,000
                                                                                                         -----------

FRANKLIN  VALUE  INVESTORS  TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (CONT.)


FRANKLIN MICROCAP VALUE FUND                                                           SHARES            VALUE
--------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS (CONT.)
  (a) HEALTH TECHNOLOGY .7%
      Atrion Corp ..............................................................         53,100          $ 1,843,100
                                                                                                         -----------

      INDUSTRIAL SERVICES 3.5%
  (c) Ecology & Environment Inc., A ............................................        290,000            3,332,100
  (a) Layne Christensen Co. ....................................................        263,000            2,182,900
  (a) Matrix Service Co. .......................................................        315,900            2,050,190
  (a) Petroleum Helicopters Inc ................................................         17,600              337,040
  (a) Petroleum Helicopters Inc., non-voting ...................................         83,000            1,589,450
                                                                                                         -----------
                                                                                                           9,491,680
                                                                                                         -----------
      NON-ENERGY MINERALS 4.0%
      Case Pomeroy & Co. Inc., A ...............................................            220              210,430
      Case Pomeroy & Co. Inc., cvt., B .........................................            500              494,000
      Central Steel & Wire Co. .................................................          1,805              903,403
  (c) Commonwealth Industries Inc. .............................................      1,145,000            6,183,000
(a,c) Kentucky Electric Steel Inc. .............................................        430,000              146,200
(a,c) Zemex Corp. (Canada) .....................................................        480,000            2,784,000
                                                                                                         -----------
                                                                                                          10,721,033
                                                                                                         -----------
  (a) PROCESS INDUSTRIES 5.4%
  (c) American Pacific Corp. ...................................................        672,000            4,777,920
      Flanders Corp. ...........................................................      1,077,000            3,134,070
      Griffin Land & Nurseries Inc. ............................................        135,000            1,807,650
      Mercer International Inc. (Switzerland) ..................................        790,000            4,747,900
                                                                                                         -----------
                                                                                                          14,467,540
                                                                                                         -----------
      PRODUCER MANUFACTURING 6.1%
(a,c) Art's-Way Manufacturing Co. Inc. .........................................        134,500              258,913
  (a) Athey Products Corp. .....................................................        186,000               27,900
      CIRCOR International Inc. ................................................        200,000            3,530,000
(a,c) Continental Materials Corp. ..............................................        100,000            1,890,000
  (a) Gehl Co. .................................................................        202,000            2,615,900
      Hardinge Inc. ............................................................        200,000            1,870,000
  (a) Insteel Industries Inc. ..................................................        250,000              160,000
(a,c) Nashua Corp. .............................................................        445,000            2,300,650
  (a) Rofin-Sinar Technologies Inc. ............................................        234,400            2,060,376
      Steel Technologies Inc. ..................................................        129,100              977,287
(a,c) TransPro Inc. ............................................................        334,500              766,005
                                                                                                         -----------
                                                                                                          16,457,031
                                                                                                         -----------
      PROPERTY-CASUALTY INSURANCE 7.6%
(a,c) ACMAT Corp., A ...........................................................        443,500            3,383,905
  (c) Merchants Group Inc. .....................................................        255,000            5,648,250
  (a) Navigators Group Inc. ....................................................         32,500              641,875
      Penn-America Group Inc. ..................................................        211,000            1,983,400
      Vesta Insurance Group Inc. ...............................................        695,500            8,860,670
                                                                                                         -----------
                                                                                                          20,518,100
                                                                                                         -----------
  (a) REAL ESTATE DEVELOPMENT 1.5%
      Bresler & Reiner Inc. ....................................................         89,000            3,960,500
                                                                                                         -----------

FRANKLIN  VALUE  INVESTORS  TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (CONT.)


FRANKLIN MICROCAP VALUE FUND                                                           SHARES            VALUE
--------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS (CONT.)
      REGIONAL BANKS .5%
      Community Trust Bancorp Inc ..............................................         37,500         $    825,000
      First National of Nebraska, Inc. .........................................            194              465,600
                                                                                                        ------------
                                                                                                           1,290,600
                                                                                                        ------------
      RETAIL TRADE 10.6%
(a,c) Designs Inc. .............................................................      1,030,000            3,110,600
  (a) The Elder-Beerman Stores Corp. ...........................................        520,000            1,539,200
  (c) Fresh Brands Inc. ........................................................        264,000            3,874,913
      Hancock Fabrics Inc. .....................................................        380,000            4,465,000
(a,c) S&K Famous Brands Inc. ...................................................        280,000            2,744,000
  (a) Tractor Supply Co. .......................................................        280,000            7,560,000
  (a) United Retail Group Inc. .................................................        368,000            2,204,320
(a,c) Village Super Market Inc., A .............................................        105,000            2,098,961
  (a) West Marine Inc. .........................................................         55,000              820,050
                                                                                                        ------------
                                                                                                          28,417,044
                                                                                                        ------------
      SAVINGS BANKS 4.0%
      First Defiance Financial Corp. ...........................................        314,300            4,183,333
  (c) GA Financial Inc. ........................................................        428,200            6,594,280
                                                                                                        ------------
                                                                                                          10,777,613
                                                                                                        ------------
  (a) SPECIALTY INSURANCE .2%
      PAULA Financial ..........................................................        204,000              438,600
      Stewart Information Services Corp. .......................................            500                9,550
                                                                                                        ------------
                                                                                                             448,150
                                                                                                        ------------
      TRANSPORTATION 6.5%
  (a) Airnet System Inc. .......................................................        457,500            2,859,375
  (a) Crowley Maritime Corp. ...................................................          2,500            3,165,000
  (c) International Shipholding Corp. ..........................................        560,000            3,780,000
  (a) Mesa Air Group Inc. ......................................................         25,000              133,750
  (a) OMI Corp. ................................................................        300,000            1,212,000
      Providence & Worchester Railroad Co. .....................................        130,000              845,000
  (a) Stelmar Shipping Ltd. (Greece) ...........................................        399,000            5,187,000
(a,c) TransFinancial Holdings Inc. .............................................        254,500              370,298
                                                                                                        ------------
                                                                                                          17,552,423
                                                                                                        ------------
      UTILITIES 2.8%
      Central Vermont Public Service Corp. .....................................         70,000            1,212,400
      Green Mountain Power Corp. ...............................................        232,800            3,822,576
  (c) Maine Public Service Co. .................................................         85,000            2,605,250
                                                                                                        ------------
                                                                                                           7,640,226
                                                                                                        ------------
      TOTAL COMMON STOCKS (COST $185,676,444) ..................................                         208,365,394
                                                                                                        ------------

FRANKLIN  VALUE  INVESTORS  TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (CONT.)


FRANKLIN MICROCAP VALUE FUND                                                           SHARES           VALUE
--------------------------------------------------------------------------------------------------------------------
(b) SHORT TERM INVESTMENTS 22.7%
    Franklin Institutional Fiduciary Trust Money Market Portfolio (COST $61,025,980)    61,025,980      $ 61,025,980
                                                                                                        ------------
    TOTAL INVESTMENTS (COST $246,702,424) 100.2% ...............................                         269,391,374
    OTHER ASSETS, LESS LIABILITIES (.2)% .......................................                            (422,530)
                                                                                                        ------------
    NET ASSETS 100.0% ..........................................................                        $268,968,844
                                                                                                        ============

(a) Non-income producing

(b) The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers, Inc.

(c) See Note 6 regarding holdings of 5% voting securities.


                       See notes to financial statements.                     59

FRANKLIN  VALUE  INVESTORS  TRUST
Financial Highlights
FRANKLIN VALUE FUND

                                                                                              CLASS A
                                                           ----------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                           ----------------------------------------------------------------
                                                               2001          2000          1999          1998          1997
                                                           ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................      $  20.86       $  17.30       $  17.98     $  24.68     $  17.15
                                                           ----------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)(a) ....................           .09            .03           (.04)        (.03)         .08
 Net realized and unrealized gains (losses) .........          1.59           3.53           (.55)       (6.45)        7.90
                                                           ----------------------------------------------------------------
Total from investment operations ....................          1.68           3.56           (.59)       (6.48)        7.98
                                                           ----------------------------------------------------------------
Less distributions from:
 Net investment income ..............................          (.05)            --             --         (.01)        (.08)

 Net realized gains .................................            --             --           (.09)        (.21)        (.37)
                                                           ----------------------------------------------------------------
Total distributions .................................          (.05)            --           (.09)        (.22)        (.45)
                                                           ----------------------------------------------------------------
Net asset value, end of year ........................      $  22.49       $  20.86       $  17.30     $  17.98     $  24.68
                                                           ================================================================
Total return(b) .....................................          8.06%         20.72%         (3.38)%     (26.48)%      47.43%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................      $ 95,029       $ 64,513       $ 65,898     $ 98,288     $ 78,897
Ratios to average net assets:
 Expenses ...........................................          1.36%          1.58%          1.49%        1.32%        1.32%
 Expenses excluding waiver and payments by affiliate           1.36%          1.58%          1.49%        1.38%        1.41%
 Net investment income (loss) .......................            37%           .16%          (.23)%       (.16)%        .27%
Portfolio turnover rate .............................         43.33%         44.99%         41.21%       36.88%       13.92%



(a)  Based on average shares outstanding effective year ended October 31, 1999.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

FRANKLIN  VALUE  INVESTORS  TRUST
Financial Highlights (Continued)
FRANKLIN VALUE FUND (CONT.)

                                                               CLASS B
                                                -----------------------------------------
                                                         YEAR ENDED OCTOBER 31,
                                                -----------------------------------------
                                                     2001           2000        1999(d)
                                                -----------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
year)

Net asset value, beginning of year ..........   $    20.61     $    17.21    $    18.33
                                                ---------------------------------------
Income from investment operations:
 Net investment loss(a) .....................         (.07)          (.09)         (.15)
 Net realized and unrealized gains (losses) .         1.59           3.49          (.97)
                                                ---------------------------------------
Total from investment operations ............         1.52           3.40         (1.12)
                                                ---------------------------------------
Less distributions from net investment income          -- (c)         --            --
                                                ---------------------------------------
Net asset value, end of year ................   $    22.13     $    20.61    $    17.21
                                                =======================================

Total return(b) .............................         7.38%         19.97%        (6.27)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $   11,220     $    2,747    $    1,293
Ratios to average net assets:
 Expenses ...................................         2.02%          2.22%         2.12%(e)
 Net investment loss ........................        (.32)%         (.47)%        (.84)%(e)
Portfolio turnover rate .....................        43.33%         44.99%        41.21%


(a) Based on average shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) The fund made a dividend distribution of $.002.

(d) For the period January 1, 1999 (effective date) to October 31, 1999.

(e) Annualized

FRANKLIN  VALUE  INVESTORS  TRUST
Financial Highlights (Continued)
FRANKLIN VALUE FUND (CONT.)

                                                                                     CLASS C
                                                       -----------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                       -----------------------------------------------------------------------
                                                          2001            2000          1999             1998           1997
                                                       -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................  $  20.40        $ 17.03        $  17.82        $  24.59        $  17.14
                                                       -----------------------------------------------------------------------
Income from investment operations:
 Net investment loss(a) .............................      (.07)          (.09)           (.16)           (.13)           (.02)
 Net realized and unrealized gains (losses) .........      1.57           3.46            (.54)          (6.43)           7.84
                                                       -----------------------------------------------------------------------
Total from investment operations ....................      1.50           3.37            (.70)          (6.56)           7.82
                                                       -----------------------------------------------------------------------
Less distributions from net realized gains ..........        --             --            (.09)           (.21)           (.37)
                                                       -----------------------------------------------------------------------
Net asset value, end of year ........................  $  21.90        $ 20.40        $  17.03        $  17.82        $  24.59
                                                       =======================================================================

Total return(b) .....................................      7.35%         19.93%          (4.03)%        (26.93)%         46.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................  $ 51,313        $28,555        $ 30,133        $ 41,694        $ 21,554
Ratios to average net assets:
 Expenses ...........................................      2.01%          2.24%           2.17%           1.97%           1.87%
 Expenses excluding waiver and payments by affiliate.      2.01%          2.24%           2.17%           2.03%           1.96%
 Net investment loss ................................      (.29)%         (.51)%          (.91)%          (.81)%          (.30)%
Portfolio turnover rate .............................     43.33%         44.99%          41.21%          36.88%          13.92%



(a) Based on average shares outstanding effective year ended October 31, 1999.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

FRANKLIN  VALUE  INVESTORS  TRUST
Financial Highlights (Continued)
FRANKLIN VALUE FUND (CONT.)

                                                                                      ADVISOR CLASS
                                                         ---------------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                         ---------------------------------------------------------------------
                                                           2001             2000            1999            1998       1997(c)
                                                         ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................    $  21.13        $  17.46        $  18.07        $  24.72     $  18.75
                                                         ---------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ...........................         .17             .09             .01             .04          .10
 Net realized and unrealized gains (losses) .........        1.62            3.58            (.53)          (6.45)        5.95
                                                         ---------------------------------------------------------------------
Total from investment operations ....................        1.79            3.67            (.52)          (6.41)        6.05
                                                         ---------------------------------------------------------------------
Less distributions from:
 Net investment income ..............................        (.10)             --              --            (.03)        (.08)
 Net realized gains .................................          --              --            (.09)           (.21)          --
                                                         ---------------------------------------------------------------------
Total distributions .................................        (.10)             --            (.09)           (.24)        (.08)
                                                         ---------------------------------------------------------------------
Net asset value, end of year ........................    $  22.82        $  21.13        $  17.46        $  18.07     $  24.72
                                                         =====================================================================

Total return(b) .....................................        8.43%          21.16%          (2.97)%        (26.18)%      32.35%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................    $  4,622        $  3,848        $  2,941        $  4,739     $  4,495
Ratios to average net assets:
 Expenses ...........................................        1.02%           1.24%           1.17%            .97%         .98%(d)
 Expenses excluding waiver and payments by affiliate.        1.02%           1.24%           1.17%           1.03%        1.07%(d)
 Net investment income ..............................         .70%            .49%            .09%            .19%         .59%(d)
Portfolio turnover rate .............................       43.33%          44.99%          41.21%          36.88%       13.92%



(a) Based on average shares outstanding effective year ended October 31, 1999.

(b) Total return is not annualized for periods less than one year.

(c) For the period January 2, 1997 (effective date) to October 31, 1997.

(d) Annualized


                       See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001

   FRANKLIN VALUE FUND                                    SHARES       VALUE
--------------------------------------------------------------------------------
   CLOSED END MUTUAL FUNDS 2.2%
   High Income Opportunity Fund .......................   205,700  $ 1,491,325
   High Yield Income Fund Inc. ........................   116,800      608,528
   Managed High Income Portfolio Inc. .................   208,800    1,436,544
                                                                   -----------
   TOTAL CLOSED END MUTUAL FUNDS (COST $4,575,739) ....              3,536,397
                                                                   -----------
   COMMON STOCKS 90.6%
   CONSUMER DURABLES 6.4%
   Briggs & Stratton Corp. ............................    59,100    2,219,796
   D.R. Horton Inc. ...................................    98,000    2,190,300
   La-Z-Boy Inc. ......................................   115,500    2,060,520
   M/I Schottenstein Homes Inc. .......................    20,000      739,000
   Russ Berrie & Co. Inc. .............................   118,700    3,112,314
                                                                   -----------
                                                                    10,321,930
                                                                   -----------
   CONSUMER NON-DURABLES 9.8%
   DIMON Inc. .........................................   215,000    1,343,750
   Lancaster Colony Corp. .............................    67,000    2,087,720
   Standard Commercial Corp. ..........................   178,000    3,310,800
(a)Timberland Co., A ..................................   103,000    3,345,440
(a)Tommy Hilfiger Corp. ...............................   371,000    4,262,790
(a)Tropical Sportswear International Corp. ............    52,000      911,040
   Wolverine World Wide Inc. ..........................    44,500      655,485
                                                                   -----------
                                                                    15,917,025
                                                                   -----------
(a)CONSUMER SERVICES 1.2%
   Aztar Corp. ........................................   139,000    1,994,650
                                                                   -----------
   ELECTRONIC TECHNOLOGY 6.8%
(a)Avocent Corp. ......................................   250,000    4,665,000
   Cohu Inc. ..........................................   100,100    1,746,745
   Diebold Inc. .......................................   101,000    3,666,300
(a)ESCO Technologies Inc. .............................    28,000      777,280
(a)SPACEHAB Inc. ......................................   123,000      126,690
(a)Ultrak Inc. ........................................    86,000      178,785
                                                                   -----------
                                                                    11,160,800
                                                                   -----------
   ENERGY MINERALS 6.9%
   Arch Coal Inc. .....................................   200,000    4,410,000
   Consol Energy ......................................   100,000    2,760,000
   Massey Energy Co. ..................................   125,500    2,572,750
(a)Nuevo Energy Co. ...................................    51,000      719,100
   USX-Marathon Group Inc. ............................    29,000      800,110
                                                                   -----------
                                                                    11,261,960
                                                                   -----------
   FINANCIAL CONGLOMERATES .2%
   StanCorp Financial Group Inc. ......................     6,000      266,400
                                                                   -----------
   HEALTH TECHNOLOGY 1.0%
   West Pharmaceutical Services Inc. ..................    65,000    1,586,000
                                                                   -----------

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (CONT.)

   FRANKLIN VALUE FUND                                 SHARES         VALUE
--------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   INDUSTRIAL SERVICES 5.8%
(a)Atwood Oceanics Inc. .....................          52,500     $ 1,601,775
   ENSCO International Inc. .................          87,000       1,722,600
(a)Oil States International Inc. ............         171,000       1,530,450
(a)Rowan Cos. Inc. ..........................          98,500       1,663,665
   Santa Fe International Corp. .............          62,000       1,509,080
   Transocean Sedco Forex Inc. ..............          44,500       1,341,675
                                                                   -----------
                                                                    9,369,245
                                                                   -----------
   LIFE/HEALTH INSURANCE 5.2%
   American National Insurance Co. ..........          28,000       2,295,720
   Presidential Life Corp. ..................         257,500       4,483,075
   Reinsurance Group of America Inc. ........          51,000       1,610,070
                                                                   -----------
                                                                    8,388,865
                                                                   -----------
   NON-ENERGY MINERALS 3.7%
   Commonwealth Industries Inc. .............         103,000         556,200
   Reliance Steel & Aluminum Co. ............         234,500       5,428,675
                                                                   -----------
                                                                    5,984,875
                                                                   -----------
   PROCESS INDUSTRIES 2.2%
   AptarGroup Inc. ..........................          70,000       2,107,000
   Myers Industries Inc. ....................         110,300       1,425,076
                                                                   -----------
                                                                    3,532,076
                                                                   -----------
   PRODUCER MANUFACTURING 17.3%
   Agco Corp. ...............................          67,200         776,832
   Baldor Electric Co. ......................          49,700         945,294
(a)Cable Design Technologies Corp. ..........         145,100       1,854,378
   Carlisle Companies Inc. ..................          48,500       1,449,180
   CIRCOR International Inc. ................          63,300       1,117,245
   Graco Inc. ...............................         104,000       3,380,000
   JLG Industries Inc. ......................         213,000       2,108,700
   Kaydon Corp. .............................          46,500         878,850
(a)Lone Star Technologies Inc. ..............         153,000       2,515,320
(a)Mueller Industries Inc. ..................          70,000       2,026,500
   Stewart & Stevenson Services Inc. ........          28,000         302,990
   Superior Industries International Inc. ...          64,000       2,225,410
   Teleflex Inc. ............................          43,500       1,740,000
   Timken Co. ...............................         112,000       1,508,640
(a)Tower Automotive Inc. ....................         195,000       1,193,400
   Watts Industries Inc., A .................          59,000         817,150
   York International Corp. .................         107,000       3,278,480
                                                                   -----------
                                                                   28,118,369
                                                                   -----------
   PROPERTY-CASUALTY INSURANCE 2.3%
   Harleysville Group Inc. ..................          71,000       1,706,840
   Penn-America Group Inc. ..................         105,000         987,000

FRANKLIN VALUE INVESTORS TRUS
STATEMENT OF INVESTMENTS, OCTOBER 31, 2001 (CONT.)

 FRANKLIN VALUE FUND                              SHARES            VALUE
--------------------------------------------------------------------------------

   COMMON STOCKS (CONT.)
   PROPERTY-CASUALTY INSURANCE (CONT.)

   RLI Corp. ....................................  21,000     $   845,250
(a)Seibels Bruce Group Inc. ..................... 101,000         227,250
                                                              -----------
                                                                3,766,340
                                                              -----------
   REGIONAL BANKS .4%
   National Commerce Financial Corp. ............  27,000         614,250
                                                              -----------
   RETAIL TRADE 6.6%
(a)American Eagle Outfitters Inc. ...............  72,000       1,972,800
   Dillards Inc., A ............................. 134,600       1,743,070
   Fresh Brands Inc. ............................  63,500         932,034
(a)Linens `n Things Inc. ........................ 121,000       2,202,200
(a)The Men's Wearhouse Inc. ..................... 125,000       2,483,750
   Pier 1 Imports Inc. .......................... 126,000       1,387,260
                                                              -----------
                                                               10,721,114
                                                              -----------
   SPECIALTY INSURANCE .7%
   The PMI Group Inc. ...........................  21,000       1,164,450
                                                              -----------

   TECHNOLOGY SERVICES 1.0%
   Reynolds & Reynolds Co., A ....................  65,500       1,555,625
                                                              -----------


   TRANSPORTATION 10.7%
   Airborne Inc. ................................  22,000         219,780
(a)Atlantic Coast Airlines Holdings Inc. ........  50,000         939,000
   Delta Air Lines Inc. .........................  49,200       1,124,712
(a)Midwest Express Holdings Inc. ................ 236,000       2,619,600
(a)OMI Corp. .................................... 600,000       2,424,000
   Overseas Shipholding Group Inc. .............. 134,000       3,335,260
   Stolt Nielsen SA, ADR (Norway) ............... 150,000       2,092,500
   Teekay Shipping Corp. (Bahamas) .............. 113,000       3,123,320
   Tidewater Inc. ...............................  47,000       1,420,340
                                                              -----------
                                                               17,298,512
                                                              -----------
   UTILITIES 2.4%
   Northeast Utilities ..........................  66,500       1,173,725
   Sierra Pacific Resources ..................... 186,500       2,706,115
                                                              -----------
                                                                3,879,840
                                                              -----------
   TOTAL COMMON STOCKS (COST $155,570,530) ......             146,902,326
                                                              ===========

FRANKLIN VALUE INVESTORS TRUST

                                                                                PRINCIPAL
FRANKLIN VALUE FUND                                                              AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------
 (c) BONDS .3%

     CORPORATE BONDS

     Hechinger Co., senior notes, 6.95%, 10/15/03 (COST $334,590) ..............  $500,000     $    53,750
                                                                                               -----------
     CONVERTIBLE BONDS .3%

     SPACEHAB Inc., cvt., sub. notes, 144A, 8.00%, 10/15/07 (COST $1,000,000) ..  1,000,000         450,000
                                                                                               ------------
     TOTAL BONDS (COST $1,334,590) .............................................                    503,750
                                                                                               ------------
     TOTAL LONG TERM INVESTMENTS (COST $161,480,859) ...........................                150,942,473
                                                                                               ------------


                                                                                      SHARES
                                                                                      ------
(b)SHORT TERM INVESTMENTS 6.1%

   Franklin Institutional Fiduciary Trust Money Market
    Portfolio (COST $9,977,526) ................................................      9,977,526        9,977,526
                                                                                                    ------------
   TOTAL INVESTMENTS (COST $171,458,385) 99.2% ..................................                    160,919,999
   OTHER ASSETS, LESS LIABILITIES .8% ...........................................                      1,265,059
                                                                                                    ------------
   NET ASSETS 100.0% ............................................................                   $162,185,058
                                                                                                    ------------


(a)   Non-income producing

(b)   The Franklin Institutional Fiduciary Trust Money
      Market Portfolio is managed by Franklin Advisers, Inc.

(c) The fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.


                       See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST

Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2001


                                                           FRANKLIN          FRANKLIN            FRANKLIN
                                                        BALANCE SHEET        LARGE CAP           MICROCAP           FRANKLIN
                                                        INVESTMENT FUND      VALUE FUND         VALUE FUND         VALUE FUND
                                                       ------------------------------------------------------------------------
Assets:
  Investments in securities:
    Cost - Unaffiliated issuers ....................   $  950,749,628        $38,034,627        $165,191,219       $171,458,385
    Cost - Non-controlled affiliated issuers .......      196,318,087                 --          81,511,205                 --
                                                       ========================================================================
    Value - Unaffiliated issuers ...................    1,108,680,624         37,611,605         190,645,077        160,919,999
    Value - Non-controlled affiliated issuers ......      226,465,498                 --          78,746,297                 --
  Repurchase agreements, at value and cost .........      209,668,085                 --                  --                 --
  Receivables:
    Investment securities sold .....................               --                 --              67,214          1,709,282
    Capital shares sold ............................        6,691,248            298,931           2,051,945          1,689,684
    Dividends ......................................          917,184             31,808              72,650             68,308
  Other assets .....................................           85,600                 --              56,500                 --
                                                       ------------------------------------------------------------------------
             Total assets ..........................    1,552,508,239         37,942,344         271,639,683        164,387,273
                                                       ------------------------------------------------------------------------
Liabilities:
  Payables:
    Investment securities purchased ................        1,723,338            374,145           1,669,835          1,669,999
    Capital shares redeemed ........................        5,789,533             40,497             672,674            219,504
    Affiliates .....................................        1,110,338             66,440             237,483            237,867
    Shareholders ...................................          180,891              3,509              54,030             41,255
    Unaffiliated transfer agent fees ...............          612,836              1,278              15,725             16,698
  Other liabilities ................................          160,246             12,704              21,092             16,892
                                                       ------------------------------------------------------------------------
             Total liabilities .....................        9,577,182            498,573           2,670,839          2,202,215
                                                       ------------------------------------------------------------------------
               Net assets, at value ................   $1,542,931,057        $37,443,771        $268,968,844       $162,185,058
                                                       ========================================================================
Net assets consist of:
  Undistributed net investment income ..............       $1,108,722           $161,462            $590,275                $--
  Net unrealized appreciation (depreciation) .......      188,078,407           (423,022)         22,688,950        (10,538,386)
  Accumulated net realized gain (loss) .............       51,661,742            333,935          11,662,709        (19,830,079)
  Capital shares ...................................    1,302,082,186         37,371,396         234,026,910        192,553,523
                                                       ------------------------------------------------------------------------
             Net assets, at value ..................   $1,542,931,057        $37,443,771        $268,968,844       $162,185,058
                                                       ========================================================================


68                       See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
Financial Statements(continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
OCTOBER 31, 2001

                                                             FRANKLIN            FRANKLIN           FRANKLIN
                                                          BALANCE SHEET          LARGE CAP          MICROCAP          FRANKLIN
                                                          INVESTMENT FUND        VALUE FUND         VALUE FUND        VALUE FUND
                                                          ------------------------------------------------------------------------
CLASS A:
  Net assets, at value .............................      $1,491,457,469        $23,544,331        $268,968,844        $95,029,383
                                                          ------------------------------------------------------------------------
  Shares outstanding ...............................          40,081,986          2,018,851          10,914,429          4,226,086
                                                          ------------------------------------------------------------------------
  Net asset value per share(a) .....................              $37.21             $11.66              $24.64             $22.49
                                                          ------------------------------------------------------------------------
  Maximum offering price per share
    (net asset value per share / 94.25%) ...........              $39.48             $12.37              $26.14             $23.86
                                                          ------------------------------------------------------------------------

CLASS B:

  Net assets, at value .............................         $20,982,060         $3,251,014                  --        $11,219,861
                                                          ------------------------------------------------------------------------
  Shares outstanding ...............................             566,495            280,726                  --            507,086
                                                          ------------------------------------------------------------------------
  Net asset value and maximum offering
    price per share(a) .............................              $37.04             $11.58                  --             $22.13
                                                          ------------------------------------------------------------------------
CLASS C:
  Net assets, at value .............................         $29,920,379        $10,648,426                  --        $51,313,370
                                                          ------------------------------------------------------------------------
  Shares outstanding ...............................             807,289            919,983                  --          2,343,236
                                                          ------------------------------------------------------------------------
  Net asset value per share(a) .....................              $37.06             $11.57                  --             $21.90
                                                          ------------------------------------------------------------------------
  Maximum offering price per share
    (net asset value per share / 99%) ..............              $37.43             $11.69                  --             $22.12
                                                          ------------------------------------------------------------------------
ADVISOR CLASS:
  Net assets, at value .............................            $571,149                 --                  --         $4,622,444
                                                          ------------------------------------------------------------------------
  Shares outstanding ...............................              15,348                 --                  --            202,576
                                                          ------------------------------------------------------------------------
  Net asset value and maximum offering
   price per share .................................              $37.21                 --                  --             $22.82
                                                          ------------------------------------------------------------------------




(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge and redemption fees retained by the Funds.


                       See notes to financial statements.            69

FRANKLIN VALUE INVESTORS TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2001


                                                       FRANKLIN          FRANKLIN       FRANKLIN
                                                    BALANCE SHEET       LARGE CAP       MICROCAP        FRANKLIN
                                                   INVESTMENT FUND     VALUE FUND      VALUE FUND      VALUE FUND
                                                   --------------------------------------------------------------
Investment income:
  Dividends(a)
    Unaffiliated issuers ........................... $15,649,893        $492,044       $2,149,822      $2,414,727
    Non-controlled affiliated issuers (Note 6) .....  17,748,674              --          673,450              --
  Interest .........................................   7,758,700             501               --          80,518
                                                      -----------------------------------------------------------
    Total investment income ........................  41,157,267         492,545        2,823,272       2,495,245
                                                      -----------------------------------------------------------
Expenses:

  Management fees (Note 3) .........................   6,217,664         111,041        1,185,283       1,063,844
  Administrative fees (Note 3) .....................          --          43,580               --              --
  Distribution fees (Note 3)
    Class A ........................................   3,286,814          44,464          425,467         309,412
    Class B ........................................      42,624          19,636               --          75,353
    Class C ........................................      69,562          71,135               --         415,882
  Transfer agent fees (Note 3) .....................   2,811,567          27,503          325,387         331,874
  Custodian fees ...................................      18,433             185            1,426           1,458
  Reports to shareholders ..........................      43,159           1,598           21,586          22,697
  Registration and filing fees .....................     173,933          20,601           39,908          22,545
  Professional fees ................................      46,906          14,996           24,610          17,965
  Trustees' fees and expenses ......................     143,515           1,234           10,428          13,023
  Amortization of offering costs (Note 1) ..........          --          28,130               --              --
  Other ............................................      12,934              --               --              --
                                                      -----------------------------------------------------------
    Total expenses .................................  12,867,111         384,103        2,034,095       2,274,053
    Expenses waived/paid by affiliate (Note 3) .....          --         (52,791)              --              --
                                                      -----------------------------------------------------------
             Net expenses ..........................  12,867,111         331,312        2,034,095       2,274,053
                                                      -----------------------------------------------------------
               Net investment income ...............  28,290,156         161,233          789,177         221,192
                                                      -----------------------------------------------------------


(a) Net of foreign taxes of $63,141 and $1,629 for the Franklin Balance Sheet Investment Fund and the Franklin Value Fund, respectively

70                     See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
Financial Statements (continued)


STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEAR ENDED OCTOBER 31, 2001


                                                                     FRANKLIN           FRANKLIN          FRANKLIN
                                                                   BALANCE SHEET        LARGE CAP         MICROCAP      FRANKLIN
                                                                   INVESTMENT FUND      VALUE FUND       VALUE FUND     VALUE FUND
                                                                    --------------------------------------------------------------
Realized and unrealized gains (losses):

  Net realized gain (loss) from:
    Investments
      Unaffiliated issuers .......................................    $55,533,963       $386,343        $14,437,127    $10,911,617
      Non-controlled affiliated issuers (Note 6) .................      9,028,202             --           (499,292)            --
    Foreign currency transactions ................................        (2,723)            --                 --            (58)
                                                                    --------------------------------------------------------------
         Net realized gain from investments ......................     64,559,442        386,343         13,937,835     10,911,559
  Net unrealized appreciation (depreciation) on investments ......      8,689,861       (965,969)        23,861,152     (7,818,441)
                                                                    --------------------------------------------------------------
Net realized and unrealized gain (loss) ..........................     73,249,303       (579,626)        37,798,987      3,093,118
                                                                    --------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations ..   $101,539,459      $(418,393)       $38,588,164     $3,314,310
                                                                    ==============================================================


                       See notes to financial statements.                     71

FRANKLIN VALUE INVESTORS TRUST
Financial Statements (continued)


STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2001 AND 2000

                                                            FRANKLIN BALANCE SHEET INVESTMENT FUND    FRANKLIN LARGE CAP VALUE FUND
                                                            -----------------------------------------------------------------------
                                                                   2001                   2000              2001             2000(a)
                                                            -----------------------------------------------------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income ...................................   $    28,290,156    $    10,379,171    $     161,233   $      29,555
    Net realized gain (loss) from investments and
      foreign currency transactions .........................        64,559,442         18,201,993          386,343         (20,643)
    Net unrealized appreciation (depreciation)
      on investments and translation of assets
      and liabilities denominated in
      foreign currencies ....................................         8,689,861        145,481,508         (965,969)        542,947
                                                                -------------------------------------------------------------------
             Net increase (decrease) in net assets
              resulting from operations .....................       101,539,459        174,062,672         (418,393)        551,859
  Distributions to shareholders from:
    Net investment income:
      Class A ...............................................       (26,934,062)       (10,313,130)         (40,808)             --
      Class B ...............................................          (149,408)                --           (5,314)             --
      Class C ...............................................          (231,686)                --          (24,147)             --
      Advisor Class .........................................            (6,096)                --               --              --
    Net realized gains:
      Class A ...............................................       (18,492,882)       (10,252,922)              --              --
                                                                -------------------------------------------------------------------
  Total distributions to shareholders .......................       (45,814,134)       (20,566,052)         (70,269)             --
  Capital share transactions: (Note 2)
      Class A ...............................................       365,727,704       (251,382,049)      20,423,112       3,093,760
      Class B ...............................................        21,826,863                 --        2,845,896         413,229
      Class C ...............................................        31,155,325                 --        8,881,210       1,723,367
      Advisor Class .........................................           602,494                 --               --              --
                                                                -------------------------------------------------------------------
  Total capital share transactions ..........................       419,312,386       (251,382,049)      32,150,218       5,230,356
             Net increase (decrease) in net assets ..........       475,037,711        (97,885,429)      31,661,556       5,782,215
Net assets:

  Beginning of year .........................................     1,067,893,346      1,165,778,775        5,782,215              --
                                                                -------------------------------------------------------------------
  End of year ...............................................   $ 1,542,931,057    $ 1,067,893,346    $  37,443,771   $   5,782,215
                                                                ===================================================================
Undistributed net investment income included in net assets:
  End of year ...............................................   $     1,108,722    $       322,193    $     161,462   $      42,368
                                                                ===================================================================

(a)   For the period June 1, 2000 (effective date) to October 31, 2000.


72                         See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED OCTOBER 31, 2001 AND 2000

                                                                        FRANKLIN MICROCAP
                                                                            VALUE FUND                   FRANKLIN VALUE FUND
                                                                   ----------------------------------------------------------------
                                                                       2001              2000            2001           2000
                                                                   ----------------------------------------------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income .......................................  $     789,177   $     234,896   $     221,192   $     (40,001)
    Net realized gain (loss) from investments and
      foreign currency transactions .............................     13,937,835       3,162,641      10,911,559      (1,493,482)
    Net unrealized appreciation (depreciation) on investments
      and translation of assets and liabilities denominated in
      foreign currencies ........................................     23,861,152       7,610,584      (7,818,441)     18,556,151
                                                                   ----------------------------------------------------------------
             Net increase in net assets resulting from operations     38,588,164      11,008,121       3,314,310      17,022,668
  Distributions to shareholders from:
    Net investment income:
      Class A ...................................................       (433,936)             --        (217,932)             --
      Class B ...................................................             --              --            (508)             --
      Advisor Class .............................................             --              --         (18,764)             --
    Net realized gains:
      Class A ...................................................     (3,155,399)     (9,053,240)             --              --
                                                                   ----------------------------------------------------------------
  Total distributions to shareholders ...........................     (3,589,335)     (9,053,240)       (237,204)             --
  Capital share transactions: (Note 2)
      Class A ...................................................    138,075,974     (22,059,929)     27,480,219     (12,521,737)
      Class B ...................................................             --              --       9,143,356       1,066,377
      Class C ...................................................             --              --      22,356,262      (6,446,551)
      Advisor Class .............................................             --              --         464,674         277,662
                                                                   ----------------------------------------------------------------
  Total capital share transactions ..............................    138,075,974     (22,059,929)     59,444,511     (17,624,249)
             Net increase (decrease) in net assets ..............    173,074,803     (20,105,048)     62,521,617        (601,581)
Net assets:
  Beginning of year .............................................     95,894,041     115,999,089      99,663,441     100,265,022
                                                                   ----------------------------------------------------------------
  End of year ...................................................  $ 268,968,844   $  95,894,041   $ 162,185,058   $  99,663,441
                                                                   ================================================================
Undistributed net investment income included in net assets:
  End of year ...................................................  $     590,275   $     234,896   $          --   $          --
                                                                   ================================================================

              See notes to financial statements.                             73

FRANKLIN  VALUE  INVESTORS  TRUST
NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Value Investors Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of four series (the Funds). All Funds are non-diversified except the Franklin Large Cap Value Fund. The Funds' investment objectives are growth and income.

Effective November 1, 2001, the Franklin Value Fund was renamed the Franklin Small Cap Value Fund.

The following summarizes the Funds' significant accounting policies.

a.   SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b.   FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.   JOINT REPURCHASE AGREEMENT:

The Franklin Balance Sheet Investment Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At October 31, 2001, all repurchase agreements had been entered into on that date.

d.   INCOME TAXES:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

FRANKLIN  VALUE  INVESTORS  TRUST
Notes to Financial Statements (continued)


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

e.   SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f.   OFFERING COSTS:

Offering costs are amortized on a straight line basis over twelve months.

g.   ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

h.   REDEMPTION FEES:

Effective September 17, 2001, the Funds charge a 2% redemption fee to market timers who redeem shares held for less than 90 days. Such fees are retained by the Fund and accounted for as additional paid in capital.

2.   SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A                                   CLASS A, CLASS B, & CLASS C                     CLASS A, CLASS B, CLASS C, & ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
Franklin MicroCap Value Fund              Franklin Large Cap Value Fund                   Franklin Balance Sheet Investment Fund
                                                                                          Franklin Value Fund

FRANKLIN  VALUE  INVESTORS  TRUST
Notes to Financial Statements (continued)


2.   SHARES OF BENEFICIAL INTEREST (CONT.)

At October 31, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                                             FRANKLIN BALANCE                        FRANKLIN LARGE CAP
                                                           SHEET INVESTMENT FUND                         VALUE FUND
                                                      -------------------------------------------------------------------------
                                                         SHARES              AMOUNT              SHARES              AMOUNT
                                                      -------------------------------------------------------------------------
CLASS A SHARES:
Year ended October 31, 2001
  Shares sold ..................................         22,590,786       $ 861,708,144           2,065,178       $  24,761,949
  Shares issued in reinvestment of distributions          1,170,922          41,497,305               2,027              22,322
  Shares redeemed ..............................        (14,340,941)       (537,477,745)           (355,810)         (4,361,159)
                                                      -------------------------------------------------------------------------
  Net increase .................................          9,420,767       $ 365,727,704           1,711,395       $  20,423,112
                                                      =========================================================================

Year ended October 31, 2000(a)
  Shares sold ..................................          8,763,884       $ 274,492,049             318,950       $   3,210,530
  Shares issued in reinvestment of distributions            622,150          18,880,696                  --                  --
  Shares redeemed ..............................        (17,641,297)       (544,754,794)            (11,494)           (116,770)
                                                      -------------------------------------------------------------------------
  Net increase (decrease) ......................         (8,255,263)      $(251,382,049)            307,456       $   3,093,760
                                                      =========================================================================

CLASS B SHARES:
Year ended October 31, 2001(b)
  Shares sold ..................................            579,264       $  22,285,206             300,796       $   3,599,077
  Shares issued in reinvestment of distributions              3,717             137,325                 325               3,570
  Shares redeemed ..............................            (16,486)           (595,668)            (61,220)           (756,751)
                                                      -------------------------------------------------------------------------
  Net increase .................................            566,495       $  21,826,863             239,901       $   2,845,896
                                                      =========================================================================

Year ended October 31, 2000(a)
  Shares sold ..................................                                                     42,846       $     432,861
  Shares redeemed ..............................                                                     (2,021)            (19,632)
                                                                                              ---------------------------------
  Net increase .................................                                                     40,825       $     413,229
                                                                                              =================================

CLASS C SHARES:
Year ended October 31, 2001(b)
  Shares sold ..................................            830,400       $  32,027,298             857,458       $  10,186,429
  Shares issued in reinvestment of distributions              5,789             214,163               1,756              19,315
  Shares redeemed ..............................            (28,900)         (1,086,136)           (111,318)         (1,324,534)
                                                      -------------------------------------------------------------------------
  Net increase .................................            807,289       $  31,155,325             747,896       $   8,881,210
                                                      =========================================================================

Year ended October 31, 2000(a)
  Shares sold ..................................                                                    174,652       $   1,749,531
  Shares redeemed ..............................                                                     (2,565)            (26,164)
                                                                                              ---------------------------------
  Net increase .................................                                                    172,087       $   1,723,367
                                                                                              =================================

ADVISOR CLASS:
Year ended October 31, 2001(b)
  Shares sold ..................................             15,482       $     607,477
  Shares issued in reinvestment of distributions                119               4,426
  Shares redeemed ..............................               (253)             (9,409)
                                                     ----------------------------------
  Net increase .................................             15,348       $     602,494
                                                     ==================================


(a) For the Franklin Large Cap Value Fund, for the period June 1, 2000 (effective date) to October 31, 2000.

(b) For the Franklin Balance Sheet Investment Fund, for the period March 1, 2001 (effective date) to October 31, 2001.

FRANKLIN  VALUE  INVESTORS  TRUST
Notes to Financial Statements (continued)


2.  SHARES OF BENEFICIAL INTEREST (CONT.)

                                                             FRANKLIN MICROCAP                            FRANKLIN
                                                                 VALUE FUND                              VALUE FUND
                                                      -------------------------------------------------------------------------
                                                         SHARES              AMOUNT              SHARES              AMOUNT
                                                      -------------------------------------------------------------------------
CLASS A SHARES:
Year ended October 31, 2001
  Shares sold ..................................          9,742,568       $ 229,577,332           3,588,874       $  85,959,227
  Shares issued in reinvestment of distributions            181,138           3,244,183               8,281             199,165
  Shares redeemed ..............................         (4,089,391)        (94,745,541)         (2,463,729)        (58,678,173)
                                                      -------------------------------------------------------------------------
  Net increase .................................          5,834,315       $ 138,075,974           1,133,426       $  27,480,219
                                                      =========================================================================

Year ended October 31, 2000
  Shares sold ..................................          1,721,645       $  31,141,869           2,758,921       $  51,360,898
  Shares issued in reinvestment of distributions            482,151           8,118,898                  --                  --
  Shares redeemed ..............................         (3,425,938)        (61,320,696)         (3,475,775)        (63,882,635)
                                                      -------------------------------------------------------------------------
  Net decrease .................................         (1,222,142)      $ (22,059,929)           (716,854)      $ (12,521,737)
                                                      =========================================================================

CLASS B SHARES:
Year ended October 31, 2001
  Shares sold ..................................                                                    483,085       $  11,545,079
  Shares issued in reinvestment of distributions                                                         21                 489
  Shares redeemed ..............................                                                   (109,274)         (2,402,212)
                                                                                              ---------------------------------
  Net increase .................................                                                    373,832       $   9,143,356
                                                                                              =================================

Year ended October 31, 2000
  Shares sold ..................................                                                     78,091       $   1,443,951
  Shares issued in reinvestment of distributions                                                    (19,992)           (377,574)
                                                                                              ---------------------------------
  Net increase .................................                                                     58,099       $   1,066,377
                                                                                              =================================

CLASS C SHARES:
Year ended October 31, 2001
  Shares sold ..................................                                                  1,415,451       $  33,095,996
  Shares redeemed ..............................                                                   (471,675)        (10,739,734)
                                                                                              ---------------------------------
  Net increase .................................                                                    943,776       $  22,356,262
                                                                                              =================================

Year ended October 31, 2000
  Shares sold ..................................                                                    528,629       $   9,598,269
  Shares redeemed ..............................                                                   (898,672)        (16,044,820)
                                                                                              ---------------------------------
  Net decrease .................................                                                   (370,043)      $  (6,446,551)
                                                                                              =================================

ADVISOR CLASS
Year ended October 31, 2001
  Shares sold ..................................                                                     41,210       $     965,642
  Shares issued in reinvestment of distributions                                                        702              16,906
  Shares redeemed ..............................                                                    (21,421)           (517,874)
                                                                                              ---------------------------------
  Net increase .................................                                                     20,491       $     464,674
                                                                                              =================================

Year ended October 31, 2000
  Shares sold ..................................                                                     33,192       $     628,215
  Shares redeemed ..............................                                                    (19,511)           (350,553)
                                                                                              ---------------------------------
  Net increase .................................                                                     13,681       $     277,662
                                                                                              =================================

FRANKLIN  VALUE  INVESTORS  TRUST
Notes to Financial Statements (continued)


3.   TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisory Services, LLC (Advisory Services), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, LLC (FT Services), and Franklin/Templeton Investor Services, LLC (Investor Services), the Funds' investment manager, principal underwriter, administrative manager, and transfer agent, respectively.

The Franklin Balance Sheet Investment Fund pays an investment management fee to Advisory Services based on the average net assets of the fund as follows:

ANNUALIZED
 FEE RATE                    AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------
  .625%                      First $100 million
  .500%                      Over $100 million, up to and including $250 million
  .450%                      Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

The Franklin Large Cap Value Fund pays an investment management fee to Advisory Services based on the average net assets of the fund as follows:

ANNUALIZED
 FEE RATE                    AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------
  .550%                      First $500 million
  .450%                      Over $500 million, up to and including $1 billion
  .400%                      Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

The Franklin MicroCap Value Fund pays an investment management fee to Advisory Services of .75% per year of the average daily net assets of the fund.

The Franklin Value Fund pays an investment management fee to Advisory Services based on the average net assets of the fund as follows:

ANNUALIZED
 FEE RATE                    AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------
  .750%                      First $500 million
  .625%                      Over $500 million, up to and including $1 billion
  .500%                      Over $1 billion

For the Franklin Large Cap Value Fund, the Franklin MicroCap Value Fund and the Franklin Value Fund, management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

The Franklin Large Cap Value Fund pays an administrative fee to FT Services of
 .20% per year of the fund's average net assets.

FRANKLIN  VALUE  INVESTORS  TRUST
Notes to Financial Statements (continued)


3.   TRANSACTIONS WITH AFFILIATES (CONT.)

Under an agreement with Advisory Services, FT Services provides administrative services to the Franklin Balance Sheet Investment Fund, the Franklin MicroCap Value Fund, and the Franklin Value Fund. The fees are paid by Advisory Services based on average daily net assets, and is not an additional expense of the funds.

FT Services and Advisory Services agreed in advance to waive administrative and management fees for the Franklin Large Cap Value Fund, as noted in the Statement of Operations.

The Funds reimburse Distributors for costs incurred in marketing the Funds' shares up to a certain percentage per year of their average daily net assets of each class as follows:

                                                         FRANKLIN                FRANKLIN             FRANKLIN
                                                       BALANCE SHEET            LARGE CAP             MICROCAP             FRANKLIN
                                                      INVESTMENT FUND           VALUE FUND           VALUE FUND           VALUE FUND
                                                      ------------------------------------------------------------------------------
Class A ....................................                     .25%                 .35%                 .25%                 .35%
Class B ....................................                    1.00%                1.00%                  --                 1.00%
Class C ....................................                    1.00%                1.00%                  --                 1.00%

Distributors received (paid) net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:

                                                         FRANKLIN                FRANKLIN             FRANKLIN
                                                       BALANCE SHEET            LARGE CAP             MICROCAP             FRANKLIN
                                                      INVESTMENT FUND           VALUE FUND           VALUE FUND           VALUE FUND
                                                      ------------------------------------------------------------------------------
Net commissions received (paid) ............             $(2,032,063)           $(159,898)             $178,923           $(466,628)
Contingent deferred sales charges ..........             $    26,034            $   7,972              $ 29,360           $  66,658

The funds paid transfer agent fees of $3,496,331 of which $1,327,889 was paid to Investor Services.


4.   INCOME TAXES

At October 31, 2001, certain funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                                      FRANKLIN
                                                                     VALUE FUND
                                                                     -----------
Capital loss carryovers expiring in:
  2007 ..........................................                    $18,385,988
  2008 ..........................................                      1,120,571
                                                                     -----------
                                                                     $19,506,559
                                                                     ===========

FRANKLIN  VALUE  INVESTORS  TRUST
Notes to Financial Statements (continued)


4.  INCOME TAXES (CONT.)

At October 31, 2001, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                                     FRANKLIN              FRANKLIN              FRANKLIN
                                                   BALANCE SHEET          LARGE CAP              MICROCAP               FRANKLIN
                                                  INVESTMENT FUND         VALUE FUND            VALUE FUND             VALUE FUND
                                                  ----------------------------------------------------------------------------------
Investments at cost ........................      $ 1,356,850,882       $    38,042,806       $   246,812,278       $   171,781,906
                                                  ==================================================================================
Unrealized appreciation ....................      $   292,305,782       $     1,849,531       $    46,792,544       $    15,226,655
Unrealized depreciation ....................         (104,342,457)           (2,280,732)          (24,213,448)          (26,088,562)
                                                  ----------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) .      $   187,963,325       $      (431,201)      $    22,579,096       $   (10,861,907)
                                                  ==================================================================================

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, and offering costs.

Net realized capital gains and losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

The Franklin Balance Sheet Investment Fund, the Franklin Large Cap Value Fund and the Franklin MicroCap Fund utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for tax purposes.

5.   INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2001 were as follows:

                                                     FRANKLIN              FRANKLIN              FRANKLIN
                                                   BALANCE SHEET          LARGE CAP              MICROCAP               FRANKLIN
                                                  INVESTMENT FUND         VALUE FUND            VALUE FUND             VALUE FUND
                                                  ----------------------------------------------------------------------------------
Purchases ..................................      $   502,114,035       $    33,490,661       $   116,097,487       $    110,567,731
Sales ......................................      $   305,871,219       $     5,531,226       $    34,278,278       $     59,637,580

6.  HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO ISSUERS

The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies", including dividend income and net realized capital gains and losses at October 31, 2001 were as follows:

                                            NUMBER OF
                                           SHARES HELD                            NUMBER OF                            NET REALIZED
                                           AT BEGINNING    GROSS      GROSS     SHARES HELD AT   VALUE AT    DIVIDEND  CAPITAL GAINS
NAME OF ISSUER                               OF YEAR     ADDITIONS  REDUCTIONS   END OF YEAR    END OF YEAR   INCOME     (LOSSES)
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN BALANCE SHEET INVESTMENT FUND
ACMAT Corp., A ..................               293,500         --     293,500              --    $      (a)  $    --     $  54,840
Allen Organ Co.,  B .............                73,000         --      73,000              --           (a)   30,660      (140,600)

FRANKLIN  VALUE  INVESTORS  TRUST
Notes to Financial Statements (continued)


6.   HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO ISSUERS (CONT.)

                                            NUMBER OF
                                           SHARES HELD                          NUMBER OF                              NET REALIZED
                                           AT BEGINNING   GROSS      GROSS    SHARES HELD AT   VALUE AT    DIVIDEND    CAPITAL GAINS
NAME OF ISSUER                               OF YEAR    ADDITIONS  REDUCTIONS  END OF YEAR    END OF YEAR   INCOME       (LOSSES)
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN BALANCE SHEET INVESTMENT FUND (CONT.)
American Pacific Corp. ................         414,000        --    414,000              -- $         (a) $        -- $    (82,432)
Aztar Corp. ...........................       2,410,000   440,000         --       2,850,000   40,897,500           --           --
Champps Entertainment Inc. ............       1,000,000        --         --       1,000,000    7,140,000           --           --
Charming Shoppes Inc. .................       5,100,000   200,000    100,000       5,200,000   24,804,000           --      240,507
Commonwealth Industries Inc. ..........       1,095,000    50,000  1,145,000              --           (a)     112,000  (11,914,252)
Cyrk Inc. .............................       1,085,000        --  1,085,000              --           (a)          --           --
Delta Apparel Inc. ....................         224,000        --    224,000              --           (a)          --   (1,883,215)
Delta Woodside Industries Inc. ........       2,240,000        --         --       2,240,000    1,881,600           --           --
Designs Inc. ..........................       1,190,000        --  1,190,000              --           (a)          --   (1,991,692)
DIMON Inc. ............................       2,236,500   291,900     24,200       2,504,200   15,651,250      489,875      (51,811)
Ecology & Environment Inc., A .........         200,000        --    200,000              --           (a)      32,000      (15,337)
ESCO Technologies Inc. ................         600,000    69,000         --         669,000   18,571,440           --           --
Fidelity Bancorp Inc. .................         128,300        --    128,300              --           (a)      30,792    1,396,935
Fred's Inc. ...........................         780,000        --    228,600         551,400           (a)     151,500    9,666,171
Garan Inc. ............................         280,000        --    280,000              --           (a)     434,000    3,842,169
Haggar Corp. ..........................         590,000        --    590,000              --           (a)      88,500   (2,238,392)
Handleman Co. .........................       1,900,000   200,000    200,000       1,900,000   23,370,000           --    1,469,297
Hardinge Inc. .........................         539,000        --         --         539,000    5,039,650      301,840           --
Haverty Furniture .....................         355,000   565,000         --         920,000   11,500,000      126,788           --
Insteel Industries Inc. ...............         560,000        --         --         560,000      358,400           --           --
International Shipholding Corp. .......         560,000        --    560,000              --           (a)      70,000   (5,206,941)
Jacobson Stores Inc. ..................         384,300        --         --         384,300      849,303           --           --
Kaneb Services LLC ....................       2,992,500        --  1,995,000         997,500   18,683,175   15,024,829           --
Maynard Oil Co. .......................         250,000        --         --         250,000    5,662,500           --           --
Mayor's Jewelers Inc. .................       1,251,400        --         --       1,251,400    1,789,502           --           --
Merchants Group Inc. ..................         255,000        --    255,000              --           (a)      51,000      650,438
Nash-Finch Co. ........................         890,000        --    215,000         675,000   15,558,750      311,490    3,193,495
Pitt-Des Moines Inc. ..................         415,000        --         --         415,000   12,752,950      249,000           --
Professionals Group Inc. ..............         509,850        --    509,850              --           (a)          --    2,045,264
SCPIE Holdings Inc. ...................         529,000    52,500      9,000         572,200    8,863,378      208,000      (63,771)
Standard Microsystems Corp. ...........         895,000        --    290,000         605,000           (a)          --    3,434,868
Stewart Information Services Corp. ....         770,000     9,000         --         779,000           (a)          --           --
Syms Corp. ............................       1,430,000        --         --       1,430,000    7,107,100           --           --
VICORP Restaurants Inc. ...............         487,063        --    487,063              --           (a)          --    6,316,294
Wolohan Lumber Co. ....................         520,000        --    520,000              --           (a)      36,400      306,367
Xanser Corp. ..........................              -- 2,992,500         --       2,992,500    5,985,000           --           --
                                                                                             ---------------------------------------
   TOTAL NON-CONTROLLED AFFILIATED ISSUERS                                                   $226,465,498  $17,748,674 $  9,028,202
                                                                                             ======================================

FRANKLIN  VALUE  INVESTORS  TRUST
Notes to Financial Statements (continued)

6.  HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO ISSUERS (CONT.)

                                            NUMBER OF
                                           SHARES HELD                          NUMBER OF                              NET REALIZED
                                           AT BEGINNING   GROSS      GROSS    SHARES HELD AT   VALUE AT     DIVIDEND   CAPITAL GAINS
NAME OF ISSUER                               OF YEAR    ADDITIONS  REDUCTIONS  END OF YEAR    END OF YEAR    INCOME      (LOSSES)
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN MICROCAP VALUE FUND
ACMAT Corp., A ........................         150,000   293,500          --        443,500  $ 3,383,905  $        --  $        --
Allen Organ Co., B ....................          39,000    73,000          --        112,000    3,477,600       32,060           --
American Pacific Corp. ................         243,000   429,000          --        672,000    4,777,920           --           --
Art's-Way Manufacturing Co. Inc. ......         120,500    14,000          --        134,500      258,913           --           --
Athey Products Corp. ..................         198,000        --      12,000        186,000          (a)           --      (49,537)
Baldwin Piano & Organ Co. .............          49,000   324,600          --        373,600        3,736           --           --
Commonwealth Industries Inc. ..........              -- 1,145,000          --      1,145,000    6,183,000      114,500           --
Continental Materials Corp. ...........          80,000    20,000          --        100,000    1,890,000           --           --
Delta Apparel Inc. ....................              --   239,750          --        239,750    4,531,275          224           --
Designs Inc. ..........................         680,000   385,000      35,000      1,030,000    3,110,600           --     (113,928)
Durango Apparel Inc. ..................         964,100        --     964,100             --          (a)           --   (1,059,903)
ECC International Corp. ...............         545,000        --      45,000        500,000    1,500,000           --        7,645
Ecology & Environment Inc., A .........         105,000   200,000      15,000        290,000    3,332,100       65,600       44,430
Espey Manufacturing &
Electronics Corp. .....................          80,000        --          --         80,000    1,612,000       18,000           --
Fresh Brands Inc.(b) ..................          61,100   202,900          --        264,000    3,874,913       61,380           --
GA Financial Inc. .....................         139,500   288,700          --        428,200    6,594,280      154,836           --
Haggar Corp. ..........................              --   590,000          --        590,000    6,342,500       29,500           --
International Shipholding Corp. .......              --   560,000          --        560,000    3,780,000       35,000           --
Kentucky Electric Steel Inc. ..........         430,000        --          --        430,000      146,200           --           --
Maine Public Service Co. ..............          90,000        --       5,000         85,000    2,605,250      111,350       52,047
Merchants Group Inc. ..................              --   255,000          --        255,000    5,648,250       51,000           --
Nashua Corp. ..........................         130,100   314,900          --        445,000    2,300,650           --           --
Roy F. Weston Inc., A .................         510,000        --     510,000             --          (a)           --      619,954
S&K Famous Brands Inc. ................         250,000    30,000          --        280,000    2,744,000           --           --
Seneca Foods Corp., A .................         191,600    68,500          --        260,100    3,382,601           --           --
TransFinancial Holdings Inc. ..........         254,500        --          --        254,500      370,298           --           --
TransPro Inc. .........................         334,500        --          --        334,500      766,005           --           --
Ultrak Inc. ...........................         200,000   400,000          --        600,000    1,247,340           --           --
Village Super Market Inc., A ..........         105,000        --          --        105,000    2,098,961           --           --
Zemex Corp. ...........................         400,000    80,000          --        480,000    2,784,000           --           --
                                                                                             ---------------------------------------
   TOTAL NON-CONTROLLED AFFILIATED ISSUERS                                                    $78,746,297  $   673,450  $  (499,292)
                                                                                             =======================================


(a)  As of October 31, 2001, no longer an affiliate.

(b)  Name change on June 05, 2001, previously known as Schultz Sav-O Stores Inc.

FRANKLIN  VALUE  INVESTORS  TRUST
Independent Auditors' Report


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
FRANKLIN VALUE INVESTORS TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Value Investors Trust, (hereafter referred to as the "Trust") at October 31, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 6, 2001

FRANKLIN  VALUE  INVESTORS  TRUST
Tax Designation


Under section 852(b)(3)(C) of the Internal Revenue Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal year ended October 31, 2001:

   FRANKLIN                          FRANKLIN                          FRANKLIN
 BALANCE SHEET                      LARGE CAP                          MICROCAP
INVESTMENT FUND                     VALUE FUND                        VALUE FUND
--------------------------------------------------------------------------------
$52,732,068                           $64,114                        $12,629,008

Under Section 854(b)(2) of the Internal Revenue Code, the Funds hereby designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended October 31, 2001:

  FRANKLIN                FRANKLIN               FRANKLIN
 BALANCE SHEET           LARGE CAP               MICROCAP              FRANKLIN
INVESTMENT FUND          VALUE FUND             VALUE FUND            VALUE FUND
--------------------------------------------------------------------------------
    100%                    100%                   100%                  100%


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